BEAR STEARNS                                 BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                  ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO       245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                   New York, N.Y. 10167
LONDON o PARIS o TOKYO            (212) 272-2000;  (212) 272-7294 fax
-------------------------------------------------------------------------------

GMACM Home Loan-Backed Term Notes, Series 2001-GH1: Computational Materials as of Feb. 28, 2001 (to supersede Computational Materials distributed on Feb. 26,
2001)


     STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.
The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.
The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and may be superseded by any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.
Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.
General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

_______________________________________________________________________________
BEAR STEARNS                                                            Page 1

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

GMACM Home Loan-Backed Term Notes, Series 2001-GH1 Computational Materials as of Feb. 28, 2001 (to supersede Computational Materials distributed Feb. 26, 2001)

                          $[239,156,000] (Approximate)



Issuer or Trust:                    The GMACM Home Loan Trust 2001-GH1.

Title of the offered securities:    GMACM Home Loan-Backed Term Notes, Series 2001-GH1.

Depositor:                          Residential Asset Mortgage Products, Inc.

Seller and Servicer:                GMAC  Mortgage  Corporation,   or  GMACM,  a  Pennsylvania
                                    corporation,  is the  originator  of  all of the  mortgage loans.  GMACM  will be the seller of the  mortgage  loans.
                                    GMACM will also be the  servicer  of the  mortgage  loans.
                                    The  servicer  will be  obligated  to service the mortgage loans  pursuant to the servicing  agreement to be dated as of the closing date,  among the  servicer,  the issuer and the indenture trustee.

Owner Trustee:                      Wilmington Trust Company.

Indenture Trustee:                  Wells  Fargo  Bank   Minnesota,   N.A.   (the   "Indenture
                                    Trustee").

Credit Enhancer:                    Ambac Assurance Corporation (the "Credit Enhancer")

Hedge Counterparty:                 [Bear Stearns Financial Products]

Underwriter:                        Bear, Stearns & Co. Inc.

Statistical Cut-off Date:           February 1, 2001.

Cut-off Date:                       March 1, 2001.

Closing Date:                       On or about March [12], 2001.

The                                 Notes:  Approximately   $[239,156,000]  Home
                                    Loan-Backed Term Notes, Series 2001-GH1, are
                                    being  offered  (the Class A-1 and Class A-2
                                    notes  (the  "notes")).  The  notes  will be
                                    issued  pursuant to an indenture to be dated
                                    as of March [12],  2001,  between the Issuer
                                    and the Indenture Trustee.

The Certificates:                   GMACM  Home  Loan-Backed  Certificates,   Series  2001-GH1
                                    (the  "certificates"  and,  together  with the notes,  the
                                    "securities").  The  certificates  are not offered hereby.
                                    The  certificates  will be  issued  pursuant  to the trust
                                    agreement   and  will   represent   beneficial   ownership
                                    interests in the trust.



Characteristics of the Notes(a)(b)(c)

_______________________________________________________________________________
BEAR STEARNS                                                            Page 2

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



 Offered         Original             Life    Principal Principal  Final
 Notes          Principal            to Call  Lockout    Window   Sched.                  Ratings
                  Balance  Coupon(d) (years)  (months)  (months)   Mat.    Designation Moody's/S&P/Fitch
 ------------ ------------ --------- -------- --------- --------- -------- ----------- --------------

 Class A-1    $149,000,000 Floating   4.07      None      126     7/25/31  Sr./Floating Aaa/AAA/AAA
 Class A-2    $90,156,000  Floating   4.23      None      126     7/25/31  Sr./Floating Aaa/AAA/AAA
                                                                  --------
 ------------ ------------ --------- -------- --------- --------- -------- ----------- --------------
 Total        $239,156,000


(a) Pricing Prepayment Assumption: [4.00]% CPR in month 1 of the life of the loans, and an additional [1.2727]% per annum in each month thereafter until month [12]. On and after month [12], [18.00]% CPR;

(b) The notes are priced to a 10% clean-up call. The spread to 1-month LIBOR on the Class A-1 and Class A-2 notes will [double] beginning on the date when the current pool principal balance declines to less than 10% of the principal balance of the mortgage loans as of the cut-off date;

(c) 100% guarantee of principal by Ambac. Ambac guarantees interest up to the lesser of (i) the related net funds cap and (ii) [11.00]% per annum.

(d) For any distribution date the coupon on the Class A-1 and Class A-2 notes will equal the least of (i) 1-month LIBOR plus the applicable margin, (ii) the net funds cap for the applicable loan group, and (iii) [11.00%] per annum. Beginning on the [seventh] payment date, 0.50% will be subtracted from the rate in clause (ii) above, to the extent needed to cover losses on that payment date on the related loan group.

Offering:                           The notes  will be issued  publicly  from the  Depositor's shelf registration.

Form of Registration:               Book-entry form, same day funds through DTC, Euroclear.

Minimum Denominations:              $25,000.

Prepayment Pricing
Speed Assumption:                   A  constant  prepayment  of  [4.00]%  per year of the then outstanding  principal  balance  of the loans in the first
                                    month  of  the  life  of  the  loans  and  an   additional
                                    [1.2727]%  per  year in each  month  thereafter  until  it reaches  [18.00]% on the [12th]  month.  Beginning  in the
                                    [12th]  month  and  thereafter  during  the  life  of such loans, a constant prepayment rate of [18.00]% per year.

Payment Date:                       The  25th  day of each  month,  or,  if that  day is not a business day, the next  business  day,  beginning on April
                                    25, 2001.

Payment Delay:                      With respect to the notes, 0 days.

Note Rate:                          The  Class  A-1 Note  Rate  will be equal to the  least of
                                    (a)  1-month  LIBOR + [ ]% per  annum,  (b) the net  funds cap for loan group I (the "loan  group I net funds  cap"), and (c) [11.00]%  per annum,  payable  monthly.  Beginning on the [seventh]  payment  date,  0.50% will be subtracted from the rate in clause  (b) above,  to the extent  needed to cover  losses on that  payment date on the related loan group.

                                    Interest will accrue on the Class A-1 Notes from and including the preceding Payment
                                    Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment
                                    Date at the Class A-1 Note Rate based on the actual number of days elapsed during the accrual period and an assumed year of 360 days.

                                    The Class A-2 Note Rate will be equal to the least of (a) 1-month LIBOR + [ ]% per annum,
                                    (b) the net funds cap for loan group II (the

_______________________________________________________________________________
BEAR STEARNS                                                            Page 3

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                    "loan group II net funds cap"), and (c) [11.00]% per annum, payable monthly. Beginning on the [seventh] payment date, 0.50% will be subtracted from the rate in clause (b) above, to the extent needed to cover losses on that payment date on the related loan group.

                    Interest will accrue on the Class A-2 Notes from and including the preceding Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment Date at the Class A-2 Note Rate based on the actual number of days elapsed during the accrual period and an assumed year of 360 days. Loan Group I Net Funds Cap:

                    On any distribution date, the loan group I net funds cap is equal to the sum of (i) the weighted average of the net mortgage rates for loan group I based upon the principal balance of the mortgage loans in loan group I at the end of the preceding collection period and (ii) the amount received under the hedge agreement for the mortgage loans on that payment date divided by the principal balance of the mortgage loans in loan group I at the end of the preceding collection period.

                    Interest carry forward amounts for the Class A-1 notes will be created to the extent that the Class A-1 note rate is determined by the loan group I net funds cap and will be payable on each payment date to the Class A-1 notes to the extent of funds available therefor. The policy will not guarantee the payment of any interest carry forward amount.

Loan Group II
Net Funds Cap:

                    On any distribution date, the loan group II net funds cap is equal to the sum of (i) the weighted average of the net mortgage rates for loan group II based upon the principal balance of the mortgage loans in loan group II at the end of the preceding collection period and (ii) the amount received under the hedge agreement for the mortgage loans on that payment date divided by the principal balance of the mortgage loans in loan group II at the end of the preceding collection period.

                    Interest carry forward amounts for the Class A-2 notes will be created to the extent that the Class A-2 note rate is determined by the loan group II net funds cap and will be payable on each payment date to the Class A-2 notes to the extent of funds available therefor. The policy will not guarantee the payment of any interest carry forward amount.


The Hedge Agreement:

                    The Trust will benefit from a series of interest rate cap payments pursuant to a hedge agreement which is intended to partially mitigate the interest rate risk that could result from the difference between the floating interest rates on the Class A-1 and Class A-2 notes and the weighted average coupon of the fixed rate mortgage loans. The hedge agreement

_______________________________________________________________________________
BEAR STEARNS                                                            Page 4

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                    relates only to the fixed rate mortgage loans. On each Distribution Date, payments under the hedge agreement will be made based upon an amount equal to (a) a notional fixed rate mortgage loan balance, based on an amortization schedule applying an assumed prepayment rate of [10%] CPR. It is anticipated that the hedge agreement will begin with a strike rate equal to approximately [5.53%] and will increase over time, pursuant to the following schedule:

                   --------------------------- ----------------------
                          Strike Rate                 Months
                   --------------------------- ----------------------
                   --------------------------- ----------------------
                            [5.53%]                    1-36
                   --------------------------- ----------------------
                   --------------------------- ----------------------
                            [7.53%]                    37-60
                   --------------------------- ----------------------
                   --------------------------- ----------------------
                            [8.53%]                    61-96
                   --------------------------- ----------------------

                    Under the hedge agreement, the Trust will pay from amounts received by the hedge counterparty on each payment date thirty days' interest on a notional amount equal to the aggregate principal balance of the fixed rate mortgage loans for the related Distribution Date at an annual rate equal to the excess, if any, of 1-month LIBOR over the applicable strike rate, adjusted for an [actual/360] basis. Such agreement will terminate after the distribution date in [March 2009].

The Trust:

                    The depositor will establish the GMACM Home Loan Trust 2001-GH1, a Delaware business trust, to issue the notes. The assets of the trust will include the adjustable and fixed rate mortgage loans that are generally secured by first liens on one- to four-family residential properties. The adjustable-rate mortgage loans generally adjust either semi-annually or annually, after, in some instances, an initial fixed period. Approximately 2.69% of the mortgage loans will be secured by liens on mortgaged properties in which the borrowers have no equity in the mortgaged property. For each of those mortgage loans, the combined loan-to-value ratio exceeds 100% at the time of origination of the mortgage loan.

                    The trust will also include an interest rate hedge agreement provided by [Bear Stearns Financial Products], which will partially mitigate the interest rate risk that could result from the difference between the floating interest rates on the Class A-1 and Class A-2 notes and the weighted average coupon of the fixed rate mortgage loans.

                    The trust will also include a financial guarantee insurance policy provided by Ambac Assurance Corporation, which will guarantee certain payments on the notes. The financial guarantee insurance policy will not guarantee any interest carry forward amount.

                    Payments of interest and principal on the notes will be made only from payments received in connection with the mortgage loans, the interest rate hedge agreement and the financial guarantee insurance policy to the extent described herein.

_______________________________________________________________________________
BEAR STEARNS                                                            Page 5

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

The Mortgage Pool:

                    Unless we indicate otherwise, the statistical information we present in these computational materials are approximate and reflect the information as of the statistical cut-off date. The mortgage loans consist of 1,900 fixed and adjustable-rate mortgage loans with an aggregate principal balance of $239,156,002.30 as of the statistical cut-off date.

                                    622  of  the  mortgage  loans   representing
                                    39.56% of the mortgage  loans are fixed rate
                                    mortgage  loans  and  1,278 of the  mortgage
                                    loans  representing  60.44% of the  mortgage
                                    loans are adjustable  rate mortgage loans as
                                    of  the   statistical   cut-off  date.   The
                                    mortgage  loans  are  generally  secured  by
                                    first   liens   on   one-   to   four-family
                                    residential properties.

                                    The mortgage loans deposited into the trust will consist of two groups, loan group I and loan group II.

o Loan group I will include mortgage loans that have an aggregate outstanding principal balance as of the statistical cut-off date of $149,162,229.74. As to each mortgage loan in loan group I, the original principal balance was generally no more than $275,000 for single-family properties, $351,950 for two-family properties, $425,400 for three-family properties and $528,700 for four-family properties.

o Loan group II will include mortgage loans that have an aggregate outstanding balance as of the statistical cut-off date of $89,993,772.56. Loan group II will include mortgage loans that do not meet the restrictions applicable to loan group I.

o.......Some  of the  mortgage  loans  have  been  made to  borrowers  who  have imperfect credit histories.

o.......With  respect  to Loan  group  I,  approximately  0.12%  of the  initial mortgage loans were 60 to 89 days delinquent and approximately 0.64% were 90 or more days delinquent as of the statistical cut-off date.

o.......With  respect to Loan group II, none of the initial  mortgage loans were
     60 or more days delinquent as of the statistical cut-off date.


Additional Mortgage Pool
Characteristics:

                    The mortgage loans were underwritten pursuant to a variety of guidelines, as more fully described in the Prospectus Supplement. The mortgage pool contains mortgage loans having, but not limited to, the following characteristics:

                    Program Violations: The underwriting criteria that was applied in the origination of some of the mortgage loans deviated from GMACM's underwriting criteria under their


_______________________________________________________________________________
BEAR STEARNS                                                            Page 6

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                    respective program guidelines. For example, some of the borrowers have credit scores and/or residual incomes that are less than the minimum requirements or have loan-to-value ratios that exceed the limits under the applicable guidelines.

                    Documentation Deficiencies: Some of the mortgage files do not contain the related mortgage note or a lost note affidavit with a copy of the related mortgage note or copies of the related mortgage or other documentation that is typically required when a mortgage loan is originated.

                    Seasoned Loans: Some of the mortgage loans are seasoned longer than allowed by certain guidelines or have been securitized, where the optional termination has been exercised. Delinquent Loans: With respect to the mortgage pool as of the statistical cut-off date approximately 0.07% of the initial mortgage loans were 60 to 89 days delinquent and approximately 0.40% were 90 or more days delinquent.

Payments on the Notes:

                    On each monthly payment date, the indenture trustee will make distributions on the notes relating to each loan group. The amounts available for distribution will include:

                    o collections of monthly payments of principal and interest on the mortgage loans, including prepayments and other unscheduled collections for the related loan group,

                                    plus

                    o amounts from any payments made under the interest rate hedge agreement for the related loan group,

                                    plus

                    o amounts from any draws on the policy for the related loan group,

                                    minus

                    o    fees and expenses of the trust.

                    Payments from each loan group will be made from amounts available for distribution to the related class of notes and the credit enhancer in the following order:

                    o To pay to the credit enhancer the portion of the accrued and unpaid premium for the policy relating to that class of notes and any such previously unpaid premiums, with interest thereon;

                    o    To pay accrued and unpaid interest due on the notes;


_______________________________________________________________________________
BEAR STEARNS                                                            Page 7

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                    o To pay principal on the notes, in an amount equal to the principal collection distribution amount for such payment date;

                    o To pay principal on the notes, in an amount equal to the liquidation loss distribution amounts for the related loan group for such payment date, together with any such liquidation loss distribution amounts remaining undistributed from any preceding payment date;

                    o To reimburse the credit enhancer for any prior draws on the policy for the related loan group, with interest;

                    o To pay amounts described above, other than the principal collection distribution amount, relating to the other loan group, to the extent available funds from that other loan group are not sufficient for that purpose;

                    o To the extent of remaining available funds, to pay as additional principal on the notes, any amount necessary to increase the amount of overcollateralization to the portion of the required overcollateralization level allocated to that class of notes;

                    o To pay the credit enhancer any other amounts owed to it pursuant to the insurance agreement, with interest;

                    o    To pay the  indenture  trustee any unpaid  expenses and
                         other  reimbursable   amounts  owed  to  the  indenture
                         trustee;

                    o To pay any interest carry forward amount due on the notes, plus interest thereon; and

                    o To pay any remaining amount to the holder of the certificates.

                    Payments of the overcollateralization increase amount shall be allocated to the Class A-1 notes and the Class A-2 notes, in proportion to the percentage of the available funds from the related loan group remaining after payment of all amounts with a higher payment priority, as described above, until the note balances of the Class A-1 notes or the Class A-2 notes have been reduced to zero.

                    After the note balance of the Class A-1 notes or the Class A-2 notes has been reduced to zero, the entire overcollateralization increase amount shall be allocated to the outstanding class of notes and shall be payable first from available funds from the related loan group and then from principal collections and interest collections available from the other loan group.

Servicing Fee:

                    The servicing fee to be paid to the Servicer as compensation for servicing the mortgage loans will be [0.25]% per annum. The servicing fee will be computed and payable monthly.


_______________________________________________________________________________
BEAR STEARNS                                                            Page 8

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Advancing:

                    The servicer will advance the principal and interest portion of any delinquent monthly payment, but only to the extent deemed by the servicer to be recoverable.


Credit Enhancement:

                    The credit enhancement provided for the benefit of the notes consists of:

                    Excess Interest. Because the mortgagors are expected to pay more interest on the mortgage loans than is necessary to pay the interest on the notes, there may be excess interest. Some of this excess interest may be used to protect the notes against some losses by making an additional payment of principal up to the amount of the losses.

                    Overcollateralization. Excess interest that is not needed to cover losses will be used to make additional principal payments on the notes, until the aggregate principal balance of the mortgage loans exceeds the aggregate principal amount of the notes by a specified amount. This excess will represent overcollateralization, which may absorb some losses on the mortgage loans if they are not covered by excess interest. If the level of overcollateralization falls below what is required, the excess interest described above will be paid to the notes as principal, until the required level of overcollateralization is reached. Excess interest from one loan group will be used to pay the overcollateralization increase amount allocated to the related class of notes.

                    Policy. On the closing date, the credit enhancer will issue the financial guarantee insurance policy in favor of the indenture trustee for the benefit of the noteholders. The policy will unconditionally and irrevocably guarantee interest on the notes at the note rate (but not in excess of the related net funds cap, subject to a maximum rate of [11.00]%), will cover all losses allocated to the notes not covered by excess interest or overcollateralization and will guarantee amounts due on each class of the notes on the final payment date. The policy will not guarantee the payment of any interest carry forward amount. The policy is not cancelable for any reason.

Optional Redemption:

                    A principal payment may be made to redeem the notes upon the exercise by the servicer of its option to purchase the mortgage loans in the trust after the aggregate principal balance of the mortgage loans is reduced to an amount less than 10% of the initial aggregate principal balance of the mortgage loans. The purchase price payable by the servicer for the mortgage loans will be the sum of:

                    o the aggregate outstanding principal balance of the mortgage loans, or the fair market value of real estate

_______________________________________________________________________________
BEAR STEARNS                                                            Page 9

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                         acquired by foreclosure, plus accrued and unpaid interest thereon at the weighted average of the net mortgage rates of the mortgage loans through the day preceding the payment date of this purchase; and

                    o.......all amounts due and owing the credit enhancer.


Tax Status:  For  federal  income  tax  purposes,  the  notes  will  be characterized as indebtedness of the issuer.

ERISA        Eligibility:  The notes may be  purchased by
             employee   benefit   plans  subject  to  the
             requirements of ERISA.

SMMEA        Treatment:  The  notes  will not  constitute
             "mortgage related securities" for purposes of SMMEA.

Ratings: It is a condition to the issuance of the Class A-1 and Class A-2 notes that they receive ratings of Aaa/AAA/AAA by Moody's Investors Service, Standard & Poor's Ratings Services and Fitch, Inc., respectively.

             A security rating is not a recommendation to
             buy,  sell  or hold  securities,  and may be
             subject to  revision  or  withdrawal  at any
             time by the assigning rating organization. A
             security   rating   does  not   address  the
             frequency of prepayments of the mortgage loans or any corresponding effect on the yield to investors.

_______________________________________________________________________________
BEAR STEARNS                                                            Page 10

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                GMACM Collateral Summary - Group I Mortgage Loans (Conforming)
                      (as of the Statistical Cut-off Date)





      GMACM 2001-GH1 Collateral Summary for Group I (Conforming Loans)

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Collateral            Prime          Alt-A          Alt-A          FHA/VA          HLTV          Total
Sub-Group                                        (Solutions)                  (103 LTV ARMs)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Percent of Total          60.03%          5.49%         24.04%          5.77%          4.67%        100.00%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 Current Balance     $89,542,645     $8,196,250    $35,853,076     $8,599,958     $6,970,301   $149,162,230
 Loan Count                1,127             71            323             92             55          1,668
 Average Balance         $79,452       $115,440       $111,000        $93,478       $126,733        $89,426
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 Gross WAC (%)             8.15%          8.98%         10.21%          7.21%          8.43%          8.65%
 WAM (mos)                   275            285            350            322            357            300
 WA Age (mos)                 70             16              3             23              3             45
 WA Orig. Term (mos)         345            301            352            345            360            345
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 First Lien              100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
 Second Lien               0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 WA FICO                     664            710            648            629            744            664
 % below 640              39.55%         13.95%         46.91%         47.26%          0.00%         38.51%
 WA CLTV                  71.45%         74.20%         76.16%         92.31%        101.18%         75.33%
 % CLTV > 100%             1.20%          0.00%          0.00%          4.77%         71.38%          4.33%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 % Fixed Rate             60.95%         56.48%         87.66%         95.52%          0.00%         66.27%
 % ARM                    39.05%         43.52%         12.34%          4.48%        100.00%         33.73%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
ARM Characteristics:
 WA Margin                2.797%         2.880%         4.623%         2.750%         2.750%         2.902%
 WA Lifetime Cap         13.687%        13.372%        15.528%        11.324%        13.417%        13.477%
 WA Next Rate Adj.            12             11             21             10             65             20
 WA Reset Frequency            7             12              6             12             12              8
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Property Type
 Single Family            83.78%         73.98%         67.57%         92.03%         78.33%         79.57%
 Condo                    11.73%         12.11%          9.07%          1.97%         16.61%         10.78%
 Duplex                    3.23%          5.89%         10.10%          4.61%          0.00%          4.95%
 3-4 Family                0.91%          8.01%         10.47%          1.39%          0.00%          3.58%
 PUD                       0.21%          0.00%          2.69%          0.00%          5.06%          1.01%
 Other                     0.14%          0.00%          0.09%          0.00%          0.00%          0.11%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Occupancy Status
 Owner Occupied           71.02%         69.14%         76.86%         87.67%        100.00%         74.63%
 Non-Owner                14.26%         29.52%         20.47%          2.74%          0.00%         15.30%
 Other/NA                 14.73%          1.33%          2.67%          9.59%          0.00%         10.11%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Loan Purpose
 Purchase                 70.53%         64.28%         51.43%         58.02%        100.00%         66.25%
 Refinance                23.41%         10.81%          9.04%         41.33%          0.00%         19.20%
 Cash Out                  3.48%         24.92%         39.53%          0.64%          0.00%         13.00%
 Other/Unknown             2.58%          0.00%          0.00%          0.00%          0.00%          1.55%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
States > 5%
  California              16.64%          6.35%          8.84%          2.58%          0.00%         12.61%
  Michigan                15.54%          0.89%          6.86%          4.55%         23.88%         12.40%
  New York                10.08%          6.20%         10.10%         25.16%          0.00%         10.27%
  New Jersey               7.35%          3.62%          4.37%          3.06%          1.37%          5.90%
  Massachusetts            3.77%          8.92%          9.63%          4.54%          4.15%          5.52%
  Pennsylvania             5.42%          3.53%          3.86%         10.76%          4.69%          5.22%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Delinquency Status
  Current                 98.75%        100.00%        100.00%         98.45%        100.00%         99.16%
  30-59 Days               0.14%          0.00%          0.00%          0.00%          0.00%          0.09%
  60-89 Days               0.20%          0.00%          0.00%          0.00%          0.00%          0.12%
  90+ Days                 0.91%          0.00%          0.00%          1.55%          0.00%          0.64%
------------------------------------------------------------------------------------------------------------


BEAR STEARNS                                                            Page 11

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

             GMACM Collateral Summary - Group II Mortgage Loans (Non-Conforming)
                      (as of the Statistical Cut-off Date)




    GMACM 2001-GH1 Collateral Summary for Group II (Non-Conforming Loans)

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Collateral            Prime          Alt-A          Alt-A          FHA/VA          HLTV          Total
Sub-Group                                        (Solutions)                  (103 LTV ARMs)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Percent of Total          81.05%          1.34%         17.31%          0.00%          0.31%        100.00%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 Current Balance     $72,936,631     $1,206,281    $15,574,111             $0       $276,750    $89,993,773
 Loan Count                  185              4             42              0              1            232
 Average Balance        $394,252       $301,570       $370,812            n/a       $276,750       $387,904
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 Gross WAC (%)             7.94%          9.53%          9.16%            n/a          8.75%          8.17%
 WAM (mos)                   330            298            353            n/a            358            334
 WA Age (mos)                 19             10              3            n/a              2             16
 WA Orig. Term (mos)         349            308            356            n/a            360            350
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 First Lien              100.00%        100.00%        100.00%            n/a        100.00%        100.00%
 Second Lien               0.00%          0.00%          0.00%            n/a          0.00%          0.00%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 WA FICO                     700            744            691            n/a            753            699
 % below 640              19.98%          0.00%         24.48%            n/a          0.00%         20.42%
 WA CLTV                  72.37%         82.03%         76.88%            n/a        102.88%         73.37%
 % CLTV > 100%             0.87%          0.00%          0.00%            n/a        100.00%          1.01%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 % Fixed Rate             45.45%         76.53%         74.69%            n/a          0.00%         50.79%
 % ARM                    54.55%         23.47%         25.31%            n/a        100.00%         49.21%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
ARM Characteristics:
 WA Margin                2.927%         3.130%         3.541%            n/a         2.750%         2.814%
 WA Lifetime Cap         13.223%        13.250%        15.449%            n/a        13.750%        12.679%
 WA Next Rate Adj.            16             10             21            n/a             59             27
 WA Reset Frequency           12             12              6            n/a             12             12
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Property Type
 Single Family            87.10%         76.53%         77.53%            n/a          0.00%         85.03%
 Condo                     4.68%         23.47%         11.04%            n/a          0.00%          6.02%
 Duplex                    1.48%          0.00%          0.00%            n/a          0.00%          1.20%
 3-4 Family                1.07%          0.00%          4.83%            n/a          0.00%          1.70%
 PUD                       2.30%          0.00%          4.82%            n/a        100.00%          3.01%
 Other                     3.37%          0.00%          1.78%            n/a          0.00%          3.04%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Occupancy Status
 Owner Occupied           85.60%         53.54%         87.19%            n/a        100.00%         85.49%
 Non-Owner                 9.32%         46.46%         10.94%            n/a          0.00%         10.07%
 Other/NA                  5.07%          0.00%          1.87%            n/a          0.00%          4.43%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Loan Purpose
 Purchase                 60.86%         71.18%         66.42%            n/a        100.00%         62.08%
 Refinance                26.91%          0.00%         10.33%            n/a          0.00%         23.60%
 Cash Out                 10.97%         28.82%         23.24%            n/a          0.00%         13.30%
 Other/Unknown             1.26%          0.00%          0.00%            n/a          0.00%          1.02%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
States > 5%
  California              22.13%          0.00%         24.09%            n/a        100.00%         22.41%
  Michigan                20.88%          0.00%          6.84%            n/a          0.00%         18.11%
  Colorado                 7.21%         52.29%          6.84%            n/a          0.00%          7.73%
  New York                 8.08%          0.00%          0.00%            n/a          0.00%          6.54%
  Texas                    5.31%          0.00%          4.74%            n/a          0.00%          5.12%
  New Jersey               4.64%          0.00%          7.24%            n/a          0.00%          5.01%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Delinquency Status
  Current                100.00%        100.00%        100.00%            n/a        100.00%        100.00%
  30-59 Days               0.00%          0.00%          0.00%            n/a          0.00%          0.00%
  60-89 Days               0.00%          0.00%          0.00%            n/a          0.00%          0.00%
  90+ Days                 0.00%          0.00%          0.00%            n/a          0.00%          0.00%
------------------------------------------------------------------------------------------------------------




BEAR STEARNS                                                            Page 12

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


          COLLATERAL SUMMARY - Group I Mortgage Loans (Conforming)
           (as of the Statistical Calculation Date)

                                       Group I Mortgage Loans

   Statistical Cut-Off Date            2/1/01

   Total Outstanding Balance:          $149,162,229.74

   Number of Loans:                    1,668

   Average Remaining Balance:          $89,425.80  (range: $123.79 -
                                       $382,639.35)

   WA Mortgage Loan Rate:              8.650%  (range: 3.000% - 18.000%)

   Original Weighted Average Term:     345 months

   Remaining Weighted Average Term:    300 months

   Lien Position:                      100.00% first

   WA LTV Ratio:                       75.33%

   WA FICO Score:                      664

   Documentation:                      44.67% standard,
                                       5.49% streamlined,
                                       4.83% stated,
                                       1.65% select super select,
                                       1.44% super express,
                                       1.25% NIV,
                                       1.13% relocation,
                                       1.41% other,
                                       38.13 n/a.


   Property Type:                      79.57% single family,
                                       10.78% condo,
                                       4.95% duplex,
                                       3.58% multi-family,
                                       1.01% PUD,
                                       0.08% townhouse,
                                       0.02% hi-rise condo.

   Owner Occupancy:                    74.63% owner occupied,
                                       15.26% non-owner occupied,
                                       10.11% other/NA.



_______________________________________________________________________________
BEAR STEARNS                                                            Page 13

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                  COLLATERAL SUMMARY (cont'd)
           (as of the Statistical Calculation Date)



   Loan Purpose:                       66.25% purchase,
                                       19.20% refinance,
                                       13.00% cash out,
                                       1.55% other/NA.

   % Fixed Rate / % Adjustable Rate:   66.27% / 33.73%

   Geographic  Distribution ( >= CA (12.61%), MI (12.40%), NY (10.27%),
   5.00%) NJ (5.90%), MA (5.52%), PA (5.22%).

   Fully Indexed Gross Margin:         2.902%  (range: 1.990% - 9.750%)

   Maximum Loan Rate:                  13.477% (range: 9.875% - 18.875%)

   Delinquency Status:                 99.16%  Current,
                                       0.09%    30 to 59 days,
                                       0.12%     60 to 89 days,
                                       0.64%     90+ days.


_______________________________________________________________________________
BEAR STEARNS                                                            Page 14

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


Group I Mortgage Loan Characteristics


Set forth below is a description of certain characteristics of the Group I Mortgage Loans as of the Statistical Cut-Off Date. Unless otherwise specified, all principal balances of the Group I Mortgage Loans are as of the Statistical Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Statistical Cut-Off Date (except as indicated otherwise).


                                  Property Type

                                                                                     Percentage of
                                                Number of                      Statistical Cut-Off
                                                  Group I    Aggregate Unpaid       Date Aggregate
Property Type                              Mortgage Loans   Principal Balance    Principal Balance
-------------------------------------- ------------------- ------------------- --------------------
Single Family                                       1,318     $118,687,801.76               79.57%
Condo                                                 217       16,079,370.63                10.78

Duplex                                                 71        7,389,291.87                 4.95

Multi-Family                                           50        5,341,907.32                 3.58

PUD                                                    10        1,507,859.31                 1.01

Townhouse                                               1          121,969.20                 0.08

Hi-Rise Condo                                          1            34,029.65                 0.02
                                                       --           ---------                 ----
                                Total               1,668     $149,162,229.74              100.00%



                         Outstanding Principal Balances

                                                                                     Percentage of
                                                Number of                      Statistical Cut-Off
                                                  Group I    Aggregate Unpaid       Date Aggregate
Range of Principal Balances ($)            Mortgage Loans   Principal Balance    Principal Balance
-------------------------------------- ------------------- ------------------- --------------------
          $0.01    to    $25,000.00                   196       $2,622,438.17                1.76%
     $25,000.01    to    $50,000.00                   337       12,539,595.70                 8.41
     $50,000.01    to    $75,000.00                   294       18,324,857.50                12.29
     $75,000.01    to    $100,000.00                  257       22,464,760.74                15.06
    $100,000.01    to    $125,000.00                  180       20,142,216.69                13.50
    $125,000.01    to    $150,000.00                  123       16,822,056.25                11.28
    $150,000.01    to    $175,000.00                  104       16,835,140.93                11.29
    $175,000.01    to    $200,000.00
                                                       55       10,364,215.56                 6.95
    $200,000.01    to    $300,000.00                  119       28,013,407.73                18.78
    $300,000.01    to    $400,000.00
                                       ------------------
                                                       3         1,033,540.47                 0.69
                                                       --        ------------                 ----
                                Total               1,668     $149,162,229.74              100.00%

The  average  Principal  Balance  of  the  Group  I  Mortgage  Loans  as of  the
Statistical Cut-Off Date is approximately $89,425.80.


_______________________________________________________________________________
BEAR STEARNS                                                            Page 15

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                Original Balances

                                                                                    Percentage of
                                                                                      Statistical
                                                Number of                                 Cut-Off
                                                  Group I    Aggregate Unpaid      Date Aggregate
Range of Original Balances ($)             Mortgage Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
          $0.01   to    $25,000.00                                $853,355.96               0.57%
                                                       71
     $25,000.01   to    $50,000.00                    336       10,058,346.41                6.74
     $50,000.01   to    $75,000.00                    335       17,568,133.73               11.78
     $75,000.01   to    $100,000.00                   276       22,015,682.46               14.76
    $100,000.01   to    $125,000.00                   202       20,902,242.63               14.01
    $125,000.01   to    $150,000.00                   135       17,467,116.04               11.71
    $150,000.01   to    $175,000.00                   104       16,237,275.25               10.89
    $175,000.01   to    $200,000.00
                                                       65       11,634,738.23                7.80
    $200,000.01   to    $300,000.00                   142       31,699,691.50               21.25
    $300,000.01   to    $400,000.00
                                       ------------------
                                                       2           725,647.53                0.49
                                                       --          ----------                ----
                                Total               1,668     $149,162,229.74             100.00%

The average Original Balance of the Group I Mortgage Loans as of the Statistical
Cut-Off Date is approximately $98,384.37.





                              Loan-to-Value Ratios

                                                                                    Percentage of
                                                                                      Statistical
                                                Number of                                 Cut-Off
Range of Combined Loan-to-Value                   Group I    Aggregate Unpaid      Date Aggregate
Ratios (%)                                 Mortgage Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
      0.01%   to    40.00%                            201       $7,434,788.23               4.98%
     40.01%   to    50.00%
                                                       97        6,067,198.15                4.07
     50.01%   to    60.00%                            119        9,743,055.76                6.53
     60.01%   to    70.00%                            285       25,436,363.45               17.05
     70.01%   to    80.00%                            404       41,735,005.83               27.98
     80.01%   to    90.00%                            304       30,964,711.97               20.76
     90.01%   to    100.00%                           202       21,318,753.22               14.29
    100.01%   to    105.00%
                                                       52        5,950,334.30                3.99
    110.01%   to    115.00%
                                                        1           60,433.57                0.04
    120.01%   to    125.00%
                                                        2          143,692.32                0.10
        n/a
                                       ------------------
                                                       1           307,892.94                0.21
                                                       --          ----------                ----
                                Total               1,668     $149,162,229.74             100.00%

The minimum and maximum Loan-to-Value Ratios of the Group I Mortgage Loans as of the Statistical Cut-Off Date are approximately 0.30% and 124.42%, respectively, and the weighted average Loan-to-Value Ratio of the Group I Mortgage Loans as of the Statistical Cut-Off Date is approximately 75.33%.


_______________________________________________________________________________
BEAR STEARNS                                                            Page 16

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                           Geographical Distributions

                                                                                   Percentage of
                                                                                     Statistical
                                                                                         Cut-Off
                                                Number of                         Date Aggregate
                                                  Group I     Aggregate Unpaid         Principal
Location                                   Mortgage Loans    Principal Balance           Balance
------------------------------------- -------------------- -------------------- -----------------
California                                            203       $18,809,919.81            12.61%
Michigan                                              140        18,500,261.58             12.40
New York                                              132        15,321,292.28             10.27
New Jersey                                             95         8,798,441.70              5.90
Massachusetts                                          90         8,237,611.80              5.52
Pennsylvania                                          123         7,779,297.64              5.22
Florida                                                77         6,926,667.83              4.64
Texas                                                 103         6,556,746.84              4.40
Illinois                                               42         4,575,941.46              3.07
Washington                                             30         4,154,268.08              2.79
Connecticut                                            44         3,691,369.37              2.47
Other                                                589         45,810,411.35             30.71
                                      -------------- ----        -------------             -----
                               Total                1,668      $149,162,229.74           100.00%

The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal Balance is less than 2.00% of the Statistical Cut-Off Date Aggregate Principal Balance.


                                   Loan Rates

                                                                                    Percentage of
                                                                                      Statistical
                                                Number of                                 Cut-Off
                                                  Group I    Aggregate Unpaid      Date Aggregate
Range of Loan Rates (%)                    Mortgage Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
    3.000%  to   3.999%                                            $93,983.71               0.06%
                                                        2
    4.000%  to   4.999%
                                                        3          384,526.03                0.26
    5.000%  to   5.999%
                                                       17        1,378,373.82                0.92
    6.000%  to   6.999%                               141       15,098,625.06               10.12
    7.000%  to   7.999%                               344       39,370,701.37               26.39
    8.000%  to   8.999%                               379       37,697,814.02               25.27
    9.000%  to   9.999%                               369       28,871,735.15               19.36
   10.000%  to   10.999%                              164        9,111,403.49                6.11
   11.000%  to   11.999%
                                                       98        8,279,697.72                5.55
   12.000%  to   12.999%
                                                       92        6,549,349.29                4.39
   13.000%  to   13.999%
                                                       39        1,679,022.74                1.13
   14.000%  to   14.999%
                                                       13          518,399.13                0.35
   15.000%  to   15.999%
                                                        3           76,498.84                0.05
   16.000%  to   16.999%
                                                        1           22,187.85                0.01
   18.000%  to   18.999%
                                                        1           19,237.49                0.01
       n/a
                                       --------------------
                                                       2            10,674.03                0.00
                                                       --  ------------------                ----
                                Total               1,668     $149,162,229.74             100.00%

The weighted average Loan Rate of the Group I Mortgage Loans as of the Statistical Cut-Off Date is approximately 8.650%.


_______________________________________________________________________________
BEAR STEARNS                                                            Page 17

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                     Months Remaining to Scheduled Maturity

                                                                                    Percentage of
                                                                                      Statistical
                                                Number of                                 Cut-Off
                                                  Group I    Aggregate Unpaid      Date Aggregate
Range of Remaining Term                    Mortgage Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
          0   to   60                                           $1,636,122.99               1.10%
                                                       81
         61   to   120                                115        3,656,407.12                2.45
        121   to   180                                277       15,656,794.56               10.50
        181   to   240                                132        9,514,830.03                6.38
        241   to   300                                227       20,610,144.66               13.82
        301   to   360                               836        98,087,930.38               65.76
                                       ------------------       -------------               -----
                                Total               1,668     $149,162,229.74             100.00%

The weighted  average  months  remaining  to  scheduled  maturity of the Group I
Mortgage Loans as of the Statistical Cut-Off Date is approximately 300 months.



                                  Lien Priority

                                                                                    Percentage of
                                                                                      Statistical
                                                Number of                                 Cut-Off
                                                  Group I    Aggregate Unpaid      Date Aggregate
Lien Position                              Mortgage Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
First                                              1,668      $149,162,229.74             100.00%
                                       ----------- ------     ---------------             -------
                                Total               1,668     $149,162,229.74             100.00%





                               Documentation Type

                                                                                    Percentage of
                                                                                      Statistical
                                                Number of                                 Cut-Off
                                                  Group I    Aggregate Unpaid      Date Aggregate
Documentation Level                        Mortgage Loans   Principal Balance   Principal Balance
------------------------------------- -------------------- ------------------- -------------------
Standard                                              644                                  44.67%
                                                               $66,626,724.66

Streamlined                                            75        8,193,292.16                5.49

Stated                                                 58        7,206,747.08                4.83

Select Super Select                                    16        2,467,776.22                1.65

Super Express                                          21        2,145,548.24                1.44

NIV                                                    14        1,858,392.52                1.25

Relocation                                             12        1,683,687.54                1.13

Other                                                  14        2,097,514.35                1.41

n/a                                                  814       56,882,546.97                38.13
                                      ----------     ----      --------------               -----
                               Total                1,668     $149,162,229.74             100.00%

_______________________________________________________________________________
BEAR STEARNS                                                            Page 18

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                 Occupancy Types

                                                                                   Percentage of
                                                                                     Statistical
                                               Number of                                 Cut-Off
 Occupancy (as indicated by the                  Group I    Aggregate Unpaid      Date Aggregate
 Borrower)                                Mortgage Loans   Principal Balance   Principal Balance
 ------------------------------------ ------------------- ------------------- -------------------
Owner                                              1,165     $111,326,233.61              74.63%
Non-Owner Occupied                                   320       22,760,164.55               15.26
Other                                                169       14,057,003.42                9.42

n/a                                                  14         1,018,828.16                0.68
                                                     ---        ------------                ----
                               Total               1,668     $149,162,229.74             100.00%






                                  Loan Purpose

                                                                                   Percentage of
                                                                                     Statistical
                                              Number of                                  Cut-Off
                                                Group I     Aggregate Unpaid      Date Aggregate
 Loan Purpose                            Mortgage Loans    Principal Balance   Principal Balance
 ------------------------------------ ------------------ -------------------- -------------------
Purchase                                                      $98,820,898.38              66.25%
                                                 1,226

Refinance                                          229         28,644,023.16               19.20

Cash Out                                           188         19,389,398.25               13.00

New Construction                                    21          2,003,315.01                1.34

Home Improvement                                    4             304,594.94                0.20
                                                    --            ----------                ----
                               Total
                                                 1,668       $149,162,229.74             100.00%


_______________________________________________________________________________
BEAR STEARNS                                                            Page 19

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

    Credit Scores as of the Date of Origination of the Group I Mortgage Loans


                                                                                     Percentage of
                                                Number of                      Statistical Cut-Off
Range of Credit Scores as of the                  Group I    Aggregate Unpaid       Date Aggregate
Date of Origination of the Loans           Mortgage Loans   Principal Balance    Principal Balance
-------------------------------------- ------------------- ------------------- --------------------
             440  to  459                                          $128,272.51                0.09%
                                                         2
             460  to  479                               11        1,002,625.49                 0.67
             480  to  499                               21        2,088,090.23                 1.40
             500  to  519                               48        3,882,214.26                 2.60
             520  to  539                               64        5,444,474.89                 3.65
             540  to  559                               71        6,101,490.16                 4.09
             560  to  579                              107        9,700,659.87                 6.50
             580  to  599                               94        8,139,937.82                 5.46
             600  to  619                               89        8,384,140.11                 5.62
             620  to  639                              104        9,288,810.51                 6.23
             640  to  659                              114       10,917,310.84                 7.32
             660  to  679                              134       12,738,342.06                 8.54
             680  to  699                              116       11,126,983.36                 7.46
             700  to  719                              139       13,196,107.46                 8.85
             720  to  739                              112       10,758,916.31                 7.21
             740  to  759                              123       10,536,238.82                 7.06
             760  to  779                              135       13,123,935.84                 8.80
             780  to  799                              105        7,118,190.12                 4.77
             800  to  819                               36        2,201,543.07                 1.48
             n/a                                       43         3,283,946.01                 2.20
                                       -------------------        ------------                 ----
                                 Total               1,668     $149,162,229.74              100.00%

The weighted average Credit Score of the Borrower of the Group I Mortgage Loans as of the Statistical Cut-Off Date is approximately 664.




            Fully Indexed Gross Margin of the Adjustable Rate Group I Mortgage Loans

                                                                                    Percentage of
                                                                                      Statistical
                                                Number of                                 Cut-Off
Range of Fully Indexed Gross                      Group I    Aggregate Unpaid      Date Aggregate
Margins (%)                                Mortgage Loans   Principal Balance   Principal Balance
------------------------------------- -------------------- ------------------- -------------------
          1.000%  to  1.999%                             1          $23,429.93                0.05%
          2.000%  to  2.999%                           446       44,569,140.81                88.59
          3.000%  to  3.999%                            22        2,764,379.59                 5.49
          4.000%  to  4.999%                             5          517,248.10                 1.03
          5.000%  to  5.999%                             2          305,142.82                 0.61
          6.000%  to  6.999%                             6          836,913.82                 1.66
          7.000%  to  7.999%                             3          426,988.38                 0.85
          9.000%  to  9.999%                             1           40,480.28                 0.08
             n/a                                        10          825,600.11                 1.64
                                                        --          ----------                 ----
                                 Total                 496      $50,309,323.84              100.00%

The weighted  average Fully Indexed Gross Margin of the Adjustable  Rate Group I
Mortgage Loans as of the Statistical Cut-Off Date is approximately 2.902%.

_______________________________________________________________________________
BEAR STEARNS                                                            Page 20

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                 Maximum Loan Rate of the Adjustable Rate Group I Mortgage Loans

                                                                                    Percentage of
                                                                                      Statistical
                                                Number of                                 Cut-Off
                                                  Group I    Aggregate Unpaid      Date Aggregate
Range of Maximum Loan Rates (%)            Mortgage Loans   Principal Balance   Principal Balance
------------------------------------- -------------------- ------------------- -------------------
          9.000%  to  9.999%                             1         $105,580.35                0.21%
         10.000%  to  10.999%                           11        1,090,441.35                 2.17
         11.000%  to  11.999%                           28        2,979,787.17                 5.92
         12.000%  to  12.999%                           67        9,260,705.67                18.41
         13.000%  to  13.999%                          147       19,726,031.14                39.21
         14.000%  to  14.999%                           88        6,995,944.67                13.91
         15.000%  to  15.999%                           59        4,191,988.41                 8.33
         16.000%  to  16.999%                           28        1,553,822.62                 3.09
         17.000%  to  17.999%                           35        2,100,919.19                 4.18
         18.000%  to  18.999%                           20        1,248,315.22                 2.48
             n/a                                        12        1,055,788.05                 2.10
                                                        --        ------------                 ----
                                 Total                 496      $50,309,323.84              100.00%

The weighted  average  Maximum Loan Rate of the Adjustable Rate Group I Mortgage
Loans as of the Statistical Cut-Off Date is approximately 13.477%.


_______________________________________________________________________________
BEAR STEARNS                                                            Page 21

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


        Next Interest Rate Adjustment Date of the Adjustable Rate Group I Mortgage Loans
                                                                                   Percentage of
                                                                                     Statistical
                                              Number of                                  Cut-Off
                                                Group I     Aggregate Unpaid      Date Aggregate
 Next Interest Rate Adjustment Date      Mortgage Loans    Principal Balance   Principal Balance
 ------------------------------------ ------------------ -------------------- -------------------
             April-2001                              5                                    0.78%
                                                                 $392,705.67

              May-2001                              37          3,325,279.01                6.61

             June-2001                              38          5,411,271.61               10.76

             July-2001                              38          3,637,853.12                7.23

            August-2001                             36          4,428,152.35                8.80

           September-2001                           36          2,246,871.46                4.47

            October-2001                            38          3,242,159.70                6.44

           November-2001                            34          2,242,356.45                4.46

           December-2001                            29          2,346,400.39                4.66

            January-2002                            22          2,229,625.39                4.43

           February-2002                            28          2,700,267.78                5.37

             March-2002                             19          1,505,369.38                2.99

             April-2002                             28          2,203,180.96                4.38

              May-2002                               1            108,410.54                0.22

             June-2002                               1            182,145.33                0.36

             July-2002                               2            364,750.85                0.73

            August-2002                              6            891,082.96                1.77

           September-2002                            2            225,616.46                0.45

            October-2002                             3            338,407.93                0.67

           November-2002                             3            319,834.38                0.64

           December-2002                             5            408,314.29                0.81

            January-2003                             8          1,249,504.34                2.48

           February-2003                             2            176,090.52                0.35

             June-2003                               1             23,429.93                0.05

           December-2003                             1            224,456.99                0.45

           September-2004                            1            236,495.05                0.47

           December-2004                             1            167,859.51                0.33

            January-2005                             1            244,959.26                0.49

           February-2005                             2            347,848.58                0.69

             April-2005                              1             56,987.82                0.11

             July-2005                               4            430,373.83                0.86

            August-2005                              3            462,610.49                0.92

           September-2005                            5            836,568.57                1.66

            October-2005                             6            568,106.52                1.13

           November-2005                             6            648,821.19                1.29

           December-2005                            14          2,164,026.63                4.30

            January-2006                             5            609,151.26                1.21

             July-2006                               1            145,798.57                0.29

            August-2006                              1             85,004.84                0.17

           September-2006                            1            100,544.00                0.20

           November-2007                             3            497,839.09                0.99

           December-2007                            11          1,148,790.91                2.28

            January-2008                             2            253,659.28                0.50

           November-2009                             1            229,193.15                0.46

            January-2010                             1            228,000.00                0.45

                n/a                                  3           423,147.50                 0.84
                                                     -           -----------  -             ----
                               Total               496        $50,309,323.84             100.00%

_______________________________________________________________________________
BEAR STEARNS                                                            Page 22

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                               Delinquency Status

                                                                                   Percentage of
                                                                                     Statistical
                                               Number of                                 Cut-Off
                                                 Group I    Aggregate Unpaid      Date Aggregate
 Delinquency Status                       Mortgage Loans   Principal Balance   Principal Balance
 ------------------------------------ ------------------- ------------------- -------------------
Current                                            1,656                                  99.16%
                                                             $147,905,466.58

30 to 59 days                                          2          129,109.04                0.09

60 to 89 days                                          1          176,794.43                0.12

90 + days                                             9          950,859.69                 0.64
                                      --------------  --         -----------                ----
                               Total               1,668     $149,162,229.74             100.00%



_______________________________________________________________________________
BEAR STEARNS                                                            Page 23

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


        COLLATERAL SUMMARY - Group II Mortgage Loans (Non-Conforming)
            (as of the Statistical Calculation Date)

                                        Group II Mortgage Loans

    Statistical Cut-Off Date            2/1/01

    Total Outstanding Balance:          $89,993,772.56

    Number of Loans:                    232

    Average Remaining Balance:          $387,904.19  (range: $3,853.21 -
                                        $2,394,832.63)

    WA Mortgage Loan Rate:              8.176%  (range: 6.000% - 13.375%)

    Original Weighted Average Term:     350 months

    Remaining Weighted Average Term:    334 months

    Lien Position:                      100.00% first

    WA LTV Ratio:                       73.37%

    WA FICO Score:                      699

    Documentation:                      53.14% standard,
                                        12.35% select super select,
                                        8.75% relocation,
                                        4.05% stated,
                                        1.93% NIV,
                                        1.15% streamlined,
                                        18.63% n/a.


    Property Type:                      85.03% single family,
                                        6.02% condo,
                                        3.01% PUD,
                                        1.70% multi-family,
                                        1.30% unimproved property,
                                        1.30% hi-rise condo,
                                        1.20% duplex,
                                        0.39% co-op,
                                        0.04% developed building lot.

    Owner Occupancy:                    85.49% owner occupied,
                                        10.07% non-owner occupied,
                                        4.43% other/NA.

_______________________________________________________________________________
BEAR STEARNS                                                            Page 24

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                    COLLATERAL SUMMARY (cont'd)
             (as of the Statistical Calculation Date)



     Loan Purpose:                       62.08% purchase,
                                         23.60% refinance,
                                         13.30% cash out,
                                         1.02% other/NA.

     % Fixed Rate / % Adjustable Rate:   50.79% / 49.21%

     Geographic  Distribution ( >= CA (22.41%),  MI (18.11%), CO (7.73%),
     5.00%) NY (6.54%), TX (5.12%), NJ (5.01%).

     Fully Indexed Gross Margin:         2.814%  (range: 1.000% - 7.000%)

     Maximum Loan Rate:                  12.679% (range: 9.875% - 16.750%)

     Delinquency Status:                 100.00%  Current.



_______________________________________________________________________________
BEAR STEARNS                                                            Page 25

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


Group II Mortgage Loan Characteristics


Set forth below is a description of certain characteristics of the Group II Mortgage Loans as of the Statistical Cut-Off Date. Unless otherwise specified, all principal balances of the Group II Mortgage Loans are as of the Statistical Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Statistical Cut-Off Date (except as indicated otherwise).





                                  Property Type

                                                                                     Percentage of
                                                Number of                      Statistical Cut-Off
                                                 Group II    Aggregate Unpaid       Date Aggregate
Property Type                              Mortgage Loans   Principal Balance    Principal Balance
-------------------------------------- ------------------- ------------------- --------------------
Single Family                                         173      $76,524,382.40               85.03%
Condo                                                  15        5,415,910.70                 6.02
PUD                                                     8        2,704,976.65                 3.01
3-4 Family                                              4        1,533,412.73                 1.70
Unimproved Property                                    20        1,173,216.87                 1.30
Hi-Rise Condo                                           3        1,170,550.16                 1.30
Duplex                                                  2        1,079,765.40                 1.20
Coop                                                    6          353,677.12                 0.39
Developed Building Lot                                  1           37,880.53                 0.04
                                                        -           ---------                 ----
                                Total                 232      $89,993,772.56              100.00%






_______________________________________________________________________________
BEAR STEARNS                                                            Page 26

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                         Outstanding Principal Balances

                                                                                     Percentage of
                                                Number of                      Statistical Cut-Off
                                                 Group II    Aggregate Unpaid       Date Aggregate
Range of Principal Balances ($)            Mortgage Loans   Principal Balance    Principal Balance
-------------------------------------- ------------------- ------------------- --------------------
          $0.01    to    $25,000.00                     7         $110,855.90                0.12%
     $25,000.01    to    $50,000.00                     9          362,134.09                 0.40
     $50,000.01    to    $75,000.00                     4          236,625.93                 0.26
     $75,000.01    to    $100,000.00                    4          356,961.03                 0.40
    $125,000.01    to    $150,000.00                    2          281,257.48                 0.31
    $150,000.01    to    $200,000.00                    1          157,028.98                 0.17
    $200,000.01    to    $300,000.00                   53       14,874,329.82                16.53
    $300,000.01    to    $400,000.00                   92       32,156,145.51                35.73
    $400,000.01    to    $500,000.00                   26        11,684,301.86               12.98
    $500,000.01    to    $600,000.00                   12         6,440,362.24                7.16
    $600,000.01    to    $700,000.00                    7         4,425,154.21                4.92
    $700,000.01    to    $800,000.00                    1           798,748.05                0.89
    $800,000.01    to    $900,000.00                    5         4,212,074.58                4.68
    $900,000.01    to    $1,000,000.00                  2         1,957,591.78                2.18
  $1,000,000.01    to    $1,500,000.00                  3        3,874,109.90                 4.30
  $1,500,000.01    to    $2,000,000.00                  2        3,588,372.63                 3.99
  $2,000,000.01    to    $2,500,000.00                  2        4,477,718.57                 4.98
                                                        -        ------------                 ----
                                Total                 232      $89,993,772.56              100.00%

The  average  Principal  Balance  of  the  Group  II  Mortgage  Loans  as of the
Statistical Cut-Off Date is approximately $387,904.19.

_______________________________________________________________________________
BEAR STEARNS                                                            Page 27

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                                Original Balances

                                                                                    Percentage of
                                                                                      Statistical
                                                Number of                                 Cut-Off
                                                 Group II    Aggregate Unpaid      Date Aggregate
Range of Original Balances ($)             Mortgage Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
          $0.01   to    $25,000.00                      5          $70,427.99               0.08%
     $25,000.01   to    $50,000.00                      8          280,023.20                0.31
     $50,000.01   to    $75,000.00                      6          323,320.65                0.36
     $75,000.01   to    $100,000.00                     4          301,983.72                0.34
    $100,000.01   to    $125,000.00                     1           90,821.39                0.10
    $125,000.01   to    $150,000.00                     2          281,257.48                0.31
    $200,000.01   to    $300,000.00                    48       13,407,192.06               14.90
    $300,000.01   to    $400,000.00                    92       31,575,408.28               35.09
    $400,000.01   to    $500,000.00                    28       12,271,482.98               13.64
    $500,000.01   to    $600,000.00                    16        8,058,085.09                8.95
    $600,000.01   to    $700,000.00                     7        4,425,154.21                4.92
    $700,000.01   to    $800,000.00                     1          798,748.05                0.89
    $800,000.01   to    $900,000.00                     4        3,356,998.43                3.73
    $900,000.01   to    $1,000,000.00                   3        2,812,667.93                3.13
  $1,000,000.01   to    $1,500,000.00                   3        3,874,109.90                4.30
  $1,500,000.01   to    $2,000,000.00                   2        3,588,372.63                3.99
  $2,000,000.01   to    $2,500,000.00                   2        4,477,718.57                4.98
                                                        -        ------------                ----
                                Total                 232      $89,993,772.56             100.00%

The  average  Original  Balance  of  the  Group  II  Mortgage  Loans  as of  the
Statistical Cut-Off Date is approximately $398,149.11.



                              Loan-to-Value Ratios

                                                                                    Percentage of
                                                                                      Statistical
                                                Number of                                 Cut-Off
Range of Combined Loan-to-Value                  Group II    Aggregate Unpaid      Date Aggregate
Ratios (%)                                 Mortgage Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
      0.01%   to    40.00%                             10       $2,226,311.52               2.47%
     40.01%   to    50.00%                             13        6,936,122.69                7.71
     50.01%   to    60.00%                             18        6,681,812.85                7.42
     60.01%   to    70.00%                             50       24,917,515.03               27.69
     70.01%   to    80.00%                            103       35,941,394.76               39.94
     80.01%   to    90.00%                             20        6,380,309.40                7.09
     90.01%   to    100.00%                            16        5,996,908.69                6.66
    100.01%   to    105.00%                             1          276,750.02                0.31
        n/a                                             1          636,647.60                0.71
                                                        -          ----------                ----
                                Total                 232      $89,993,772.56             100.00%

The minimum and maximum  Loan-to-Value  Ratios of the Group II Mortgage Loans as
of  the  Statistical   Cut-Off  Date  are  approximately   17.92%  and  102.88%,
respectively,  and the  weighted  average  Loan-to-Value  Ratio of the  Group II
Mortgage Loans as of the Statistical Cut-Off Date is approximately 73.37%.


_______________________________________________________________________________
BEAR STEARNS                                                            Page 28

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                           Geographical Distributions

                                                                                   Percentage of
                                                                                     Statistical
                                                                                         Cut-Off
                                                Number of                         Date Aggregate
                                                 Group II     Aggregate Unpaid         Principal
Location                                   Mortgage Loans    Principal Balance           Balance
------------------------------------- -------------------- -------------------- -----------------
California                                             53       $20,167,773.79            22.41%
Michigan                                               42        16,296,477.91             18.11
Colorado                                               21         6,953,822.47              7.73
New York                                               17         5,889,972.30              6.54
Texas                                                   7         4,610,702.50              5.12
New Jersey                                             12         4,512,714.89              5.01
Massachusetts                                           9         3,835,816.36              4.26
Florida                                                 8         3,013,732.25              3.35
Connecticut                                             5         3,004,138.85              3.34
Pennsylvania                                            6         2,424,043.61              2.69
Minnesota                                               2         2,293,038.09              2.55
North Carolina                                          3         2,056,267.75              2.28
Other                                                  47        14,935,271.79             16.60
                                                       --        -------------             -----
                               Total                  232       $89,993,772.56           100.00%

The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal Balance is less than 2.00% of the Statistical Cut-Off Date Aggregate Principal Balance.



                                   Loan Rates

                                                                                    Percentage of
                                                                                      Statistical
                                                Number of                                 Cut-Off
                                                 Group II    Aggregate Unpaid      Date Aggregate
Range of Loan Rates (%)                    Mortgage Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
    6.000%  to   6.999%                                28      $10,241,590.06              11.38%
    7.000%  to   7.999%                                71       29,987,138.94               33.32
    8.000%  to   8.999%                                64       27,386,567.31               30.43
    9.000%  to   9.999%                                47       18,287,946.25               20.32
   10.000%  to   10.999%                               16        2,754,161.54                3.06
   11.000%  to   11.999%                                4        1,275,579.15                1.42
   13.000%  to   13.999%                                2           60,789.31                0.07
                                                        -           ---------                ----
                                Total                 232      $89,993,772.56             100.00%

The weighted average Loan Rate of the Group II Mortgage Loans as of the Statistical Cut-Off Date is approximately 8.176%.

_______________________________________________________________________________
BEAR STEARNS                                                            Page 29

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT




                     Months Remaining to Scheduled Maturity

                                                                                    Percentage of
                                                                                      Statistical
                                                Number of                                 Cut-Off
                                                 Group II    Aggregate Unpaid      Date Aggregate
Range of Remaining Term                    Mortgage Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
          0   to   60                                  21       $1,211,097.40               1.35%
         61   to   120                                  4        1,034,998.96                1.15
        121   to   180                                  7        1,929,360.75                2.14
        181   to   240                                  3          823,609.02                0.92
        241   to   300                                 19        6,965,442.93                7.74
        301   to   360                                178       78,029,263.50               86.71
                                                      ---       -------------               -----
                                Total                 232      $89,993,772.56             100.00%

The weighted  average  months  remaining  to scheduled  maturity of the Group II
Mortgage Loans as of the Statistical Cut-Off Date is approximately 334 months.




                                  Lien Priority

                                                                                    Percentage of
                                                                                      Statistical
                                                Number of                                 Cut-Off
                                                 Group II    Aggregate Unpaid      Date Aggregate
Lien Position                              Mortgage Loans   Principal Balance   Principal Balance
-------------------------------------- ------------------- ------------------- -------------------
First                                                 232      $89,993,772.56             100.00%
                                                      ---      --------------             -------
                                Total                 232      $89,993,772.56             100.00%




                               Documentation Type

                                                                                    Percentage of
                                                                                      Statistical
                                                Number of                                 Cut-Off
                                                 Group II    Aggregate Unpaid      Date Aggregate
Documentation Level                        Mortgage Loans   Principal Balance   Principal Balance
------------------------------------- -------------------- ------------------- -------------------
Standard                                              134      $47,820,654.33              53.14%
Select Super Select                                    18       11,116,267.52               12.35
Relocation                                             15        7,870,325.50                8.75
Stated                                                 10        3,645,053.39                4.05
NIV                                                     5        1,740,089.51                1.93
Streamlined                                             3        1,034,917.26                1.15
n/a                                                   47       16,766,465.05                18.63
                                      ------------    ---  --  --------------               -----
                               Total                  232      $89,993,772.56             100.00%


_______________________________________________________________________________
BEAR STEARNS                                                            Page 30

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                 Occupancy Types

                                                                                   Percentage of
                                                                                     Statistical
                                               Number of                                 Cut-Off
 Occupancy (as indicated by the                 Group II    Aggregate Unpaid      Date Aggregate
 Borrower)                                Mortgage Loans   Principal Balance   Principal Balance
 ------------------------------------ ------------------- ------------------- -------------------
Owner                                                179      $76,938,330.10              85.49%
Non-Owner Occupied                                    41        9,062,561.94               10.07
Other                                                 11        3,708,968.09                4.12
n/a                                                    1          283,912.43                0.32
                                                       -          ----------                ----
                               Total                 232      $89,993,772.56             100.00%






                                  Loan Purpose

                                                                                   Percentage of
                                                                                     Statistical
                                              Number of                                  Cut-Off
                                               Group II     Aggregate Unpaid      Date Aggregate
 Loan Purpose                            Mortgage Loans    Principal Balance   Principal Balance
 ------------------------------------ ------------------ -------------------- -------------------
Purchase                                           154        $55,871,077.03              62.08%
Refinance                                           50         21,239,217.17               23.60
Cash Out                                            26         11,968,652.51               13.30
New Construction                                     2            914,825.85                1.02
                                                     -            ----------                ----
                               Total               232        $89,993,772.56             100.00%


_______________________________________________________________________________
BEAR STEARNS                                                            Page 31

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



            Credit Scores as of the Date of Origination of the Group II Mortgage Loans

                                                                                     Percentage of
                                                Number of                      Statistical Cut-Off
Range of Credit Scores as of the                 Group II    Aggregate Unpaid       Date Aggregate
Date of Origination of the Loans           Mortgage Loans   Principal Balance    Principal Balance
-------------------------------------- ------------------- ------------------- --------------------
             460  to  479                                1         $331,303.11                0.37%
             520  to  539                                4        1,502,607.08                 1.67
             540  to  559                                3          915,600.45                 1.02
             560  to  579                                6        2,175,184.34                 2.42
             580  to  599                               11        3,672,044.70                 4.08
             600  to  619                               23        7,712,750.69                 8.57
             620  to  639                                8        2,070,467.84                 2.30
             640  to  659                               16        5,746,246.91                 6.39
             660  to  679                               20        6,733,539.33                 7.48
             680  to  699                               16        6,754,518.81                 7.51
             700  to  719                               26        8,809,316.52                 9.79
             720  to  739                               26       12,360,205.05                13.73
             740  to  759                               31       14,109,984.28                15.68
             760  to  779                               26       12,123,793.42                13.47
             780  to  799                               12        4,041,570.80                 4.49
             800  to  819                                3          934,639.23                 1.04
                                                         -          ----------                 ----
                                 Total                 232      $89,993,772.56              100.00%

The weighted average Credit Score of the Borrower of the Group II Mortgage Loans as of the Statistical Cut-Off Date is approximately 699.



            Fully Indexed Gross Margin of the Adjustable Rate Group II Mortgage Loans

                                                                                    Percentage of
                                                                                      Statistical
                                                Number of                                 Cut-Off
Range of Fully Indexed Gross                     Group II    Aggregate Unpaid      Date Aggregate
Margins (%)                                Mortgage Loans   Principal Balance   Principal Balance
------------------------------------- -------------------- ------------------- -------------------
          1.000%  to  1.999%                             1          357,294.31                0.81%
          2.000%  to  2.999%                            89       36,949,204.45               83.43%
          3.000%  to  3.999%                            19        3,681,621.81                8.31%
          4.000%  to  4.999%                            12        1,447,967.73                3.27%
          7.000%  to  7.999%                             1          334,050.00                0.75%
             n/a                                         4        1,519,274.50                3.43%
                                                         -        ------------                -----
                                 Total                 126      $44,289,412.80              100.00%

The weighted  average Fully Indexed Gross Margin of the Adjustable Rate Group II
Mortgage Loans as of the Statistical Cut-Off Date is approximately 2.814%.

_______________________________________________________________________________
BEAR STEARNS                                                            Page 32

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                Maximum Loan Rate of the Adjustable Rate Group II Mortgage Loans

                                                                                    Percentage of
                                                                                      Statistical
                                                Number of                                 Cut-Off
                                                 Group II    Aggregate Unpaid      Date Aggregate
Range of Maximum Loan Rates (%)            Mortgage Loans   Principal Balance   Principal Balance
------------------------------------- -------------------- ------------------- -------------------
          9.000%  to  9.999%                             1         $344,423.87                0.78%
         11.000%  to  11.999%                           12        4,364,347.92                 9.85
         12.000%  to  12.999%                           37       15,855,308.34                35.80
         13.000%  to  13.999%                           34       14,327,305.23                32.35
         14.000%  to  14.999%                           12        4,099,788.45                 9.26
         15.000%  to  15.999%                           23        2,816,378.66                 6.36
         16.000%  to  16.999%                            2          910,590.79                 2.06
             n/a                                         5        1,571,269.54                 3.55
                                                         -        ------------                 ----
                                 Total                 126      $44,289,412.80              100.00%

The weighted  average Maximum Loan Rate of the Adjustable Rate Group II Mortgage
Loans as of the Statistical Cut-Off Date is approximately 12.679%.

_______________________________________________________________________________
BEAR STEARNS                                                            Page 33

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


       Next Interest Rate Adjustment Date of the Adjustable Rate Group II Mortgage Loans
                                                                                   Percentage of
                                                                                     Statistical
                                              Number of                                  Cut-Off
                                               Group II     Aggregate Unpaid      Date Aggregate
 Next Interest Rate Adjustment Date      Mortgage Loans    Principal Balance   Principal Balance
 ------------------------------------ ------------------ -------------------- -------------------
              April-01                               1                                     0.70%
                                                                 $310,255.00

               May-01                                8          2,923,123.55                6.60

              June-01                               13          5,443,711.72               12.29

              July-01                                6          2,408,155.93                5.44

             August-01                               9          3,498,610.94                7.90

            September-01                             6          2,066,670.63                4.67

             October-01                              9          1,438,628.45                3.25

            November-01                              8            959,709.90                2.17

            December-01                              5          1,055,809.09                2.38

             January-02                              2            610,249.76                1.38

            February-02                              1            443,188.10                1.00

              March-02                               4          1,432,961.13                3.24

              April-02                               1          1,220,857.92                2.76

             August-02                               1            386,057.25                0.87

            September-02                             2            848,934.91                1.92

            December-02                              2            947,057.52                2.14

             January-03                              1            331,313.76                0.75

            February-03                              1            291,500.00                0.66

              March-03                               2            754,050.00                1.70

            February-04                              3          1,771,135.45                4.00

              March-04                               1            961,386.84                2.17

              April-04                               1            290,296.96                0.66

             October-04                              1            382,800.40                0.86

            December-04                              2            703,709.12                1.59

             January-05                              1            264,615.65                0.60

            February-05                              1            830,449.12                1.88

              March-05                               1            327,715.96                0.74

             August-05                               7          2,469,047.66                5.57

            September-05                             3          1,238,081.40                2.80

             October-05                              1            279,160.93                0.63

            November-05                              2            903,237.38                2.04

            December-05                              6          1,999,240.91                4.51

            February-06                              2            966,743.11                2.18

              March-06                               5          2,259,950.00                5.10

              April-06                               1            417,406.92                0.94

            September-09                             1            380,000.00                0.86

                n/a                                  5           473,589.43                 1.07
                                                     -           -----------  -             ----
                               Total               126        $44,289,412.80             100.00%


_______________________________________________________________________________
BEAR STEARNS                                                            Page 34

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                               Delinquency Status

                                                                                   Percentage of
                                                                                     Statistical
                                               Number of                                 Cut-Off
                                                Group II    Aggregate Unpaid      Date Aggregate
 Delinquency Status                       Mortgage Loans   Principal Balance   Principal Balance
 ------------------------------------ ------------------- ------------------- -------------------
Current                                              232      $89,993,772.56             100.00%
                                                     ---      --------------             -------
                               Total                 232      $89,993,772.56             100.00%

----------------------------------------------------------------------------------------------

_______________________________________________________________________________
BEAR STEARNS                                                            Page 35

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                     AVAILABLE FUNDS CAP SCHEDULE - Group I (Conforming)

                          Net WAC Cap (%)                                      Net WAC Cap (%)
      ---------------------------------------------         --------------------------------------------
      ---------------------------------------------         --------------------------------------------
Index 1M LIBOR    5.530%  6.530%  8.530%  10.530%     Index 1M LIBOR   5.530%  6.530%  8.530%  10.530%
      1YR UST     4.775%  5.775%  7.775%  9.775%            1YR UST    4.775%  5.775%  7.775%   9.775%
      6M CMT      4.849%  5.849%  7.849%  9.849%            6M CMT     4.849%  5.849%  7.849%   9.849%
      6M LIBOR    5.184%  6.184%  8.184%  10.184%           6M LIBOR   5.184%  6.184%  8.184%  10.184%
      ---------------------------------------------         --------------------------------------------
      ---------------------------------------------         --------------------------------------------
      Distribution Base    +100    +300    +500             DistributionBase    +100    +300     +500
Month    Date    18% CPR 14% CPR 12% CPR  6% CPR      Month    Date   18% CPR 14% CPR  12% CPR  6% CPR
-----    ----    ------- ------- -------  ------      -----    ----   ------- -------  -------  ------
  1     4/25/01   8.013   8.774   10.295  11.816        49   4/25/05   8.039   8.189    9.317   10.694
  2     5/25/01   8.281   9.069   10.642  12.196        50   5/25/05   8.307   8.463    9.630   11.044
  3     6/25/01   8.014   8.780   10.304  11.789        51   6/25/05   8.040   8.190    9.322   10.682
  4     7/25/01   8.281   9.076   10.652  12.167        52   7/25/05   8.308   8.464    9.635   11.032
  5     8/25/01   8.013   8.786   10.314  11.763        53   8/25/05   8.040   8.191    9.326   10.670
  6     9/25/01   8.014   8.790   10.319  11.750        54   9/25/05   8.041   8.192    9.328   10.664
  7    10/25/01   8.333   9.165   10.746  12.206        55   10/25/05  8.309   8.465    9.642   11.013
  8    11/25/01   8.065   8.872   10.404  11.799        56   11/25/05  8.042   8.193    9.333   10.652
  9    12/25/01   8.334   9.172   10.755  12.178        57   12/25/05  8.310   8.466    9.646   11.000
  10    1/25/02   8.066   8.879   10.413  11.772        58   1/25/06   8.042   8.194    9.337   10.640
  11    2/25/02   8.067   8.885   10.422  11.764        59   2/25/06   8.043   8.194    9.339   10.634
  12    3/25/02   8.901   9.835   11.586  13.058        60   3/25/06   8.905   9.073   10.343   11.767
  13    4/25/02   8.041   8.937   10.546  11.858        61   4/25/06   8.044   8.195    8.503   10.018
  14    5/25/02   8.309   9.238   10.902  12.239        62   5/25/06   8.312   8.469    8.788   10.349
  15    6/25/02   8.042   8.944   10.555  11.831        63   6/25/06   8.044   8.196    8.505   10.011
  16    7/25/02   8.310   9.246   10.912  12.212        64   7/25/06   8.313   8.470    8.790   10.342
  17    8/25/02   8.043   8.951   10.564  11.805        65   8/25/06   8.045   8.197    8.507   10.005
  18    9/25/02   8.042   8.954   10.572  11.796        66   9/25/06   7.996   8.196    8.600   10.096
  19   10/25/02   8.310   9.256   11.008  12.255        67   10/25/06  8.263   8.470    8.888   10.429
  20   11/25/02   8.043   8.961   10.657  11.846        68   11/25/06  7.997   8.197    8.602   10.089
  21   12/25/02   8.311   9.263   11.017  12.228        69   12/25/06  8.264   8.470    8.890   10.422
  22    1/25/03   8.043   8.996   10.747  11.901        70   1/25/07   7.997   8.198    8.604   10.083
  23    2/25/03   8.043   9.000   10.754  11.894        71   2/25/07   7.998   8.198    8.605   10.080
  24    3/25/03   8.890   9.970   11.947  13.233        72   3/25/07   8.855   9.077    9.528   11.156
  25    4/25/03   8.030   9.008   10.846  12.017        73   4/25/07   7.998   8.199    8.606   10.073
  26    5/25/03   8.298   9.312   11.212  12.405        74   5/25/07   8.264   8.479    8.910   10.421
  27    6/25/03   8.031   9.015   10.855  11.992        75   6/25/07   7.998   8.206    8.623   10.082
  28    7/25/03   8.299   9.319   11.228  12.410        76   7/25/07   8.265   8.480    8.912   10.415
  29    8/25/03   8.031   9.022   10.871  11.997        77   8/25/07   7.998   8.207    8.625   10.076
  30    9/25/03   8.032   9.026   10.876  11.985        78   9/25/07   7.999   8.208    8.626   10.166
  31   10/25/03   8.300   9.330   11.243  12.451        79   10/25/07  8.266   8.482    8.915   10.502
  32   11/25/03   8.033   9.033   10.885  12.037        80   11/25/07  7.999   8.209    8.628   10.160
  33   12/25/03   8.301   9.337   11.253  12.426        81   12/25/07  8.266   8.483    8.917   10.496
  34    1/25/04   8.033   9.040   10.894  12.043        82   1/25/08   8.000   8.210    8.630   10.155
  35    2/25/04   8.034   9.043   10.899  12.031        83   2/25/08   8.000   8.210    8.631   10.152
  36    3/25/04   8.588   9.671   11.657  12.883        84   3/25/08   8.552   8.777    9.228   10.849
  37    4/25/04   8.035   8.183   9.292   10.763        85   4/25/08   8.001   8.211    8.633   10.146
  38    5/25/04   8.303   8.456   9.604   11.115        86   5/25/08   8.268   8.485    8.929   10.498
  39    6/25/04   8.035   8.184   9.296   10.750        87   6/25/08   8.001   8.212    8.642   10.156
  40    7/25/04   8.304   8.457   9.608   11.109        88   7/25/08   8.269   8.486    8.931   10.492
  41    8/25/04   8.036   8.185   9.300   10.744        89   8/25/08   8.002   8.213    8.644   10.151
  42    9/25/04   8.036   8.185   9.302   10.737        90   9/25/08   8.003   8.214    8.645   10.149
  43   10/25/04   8.305   8.459   9.615   11.088        91   10/25/08  8.270   8.488    8.935   10.484
  44   11/25/04   8.037   8.186   9.307   10.724        92   11/25/08  8.003   8.215    8.648   10.144
  45   12/25/04   8.305   8.460   9.619   11.075        93   12/25/08  8.270   8.489    8.937   10.479
  46    1/25/05   8.038   8.187   9.311   10.712        94   1/25/09   8.004   8.216    8.650   10.139
  47    2/25/05   8.038   8.188   9.313   10.705        95   2/25/09   8.004   8.217    8.651   10.136
  48    3/25/05   8.900   9.066   10.313  11.847        96   3/25/09   8.862   9.098    9.579   11.220
----------------------------------------------------------------------------------------------

_______________________________________________________________________________
BEAR STEARNS                                                            Page 36

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.




   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT

                     AVAILABLE FUNDS CAP SCHEDULE - Group I (Conforming)

                          Net WAC Cap (%)                                      Net WAC Cap (%)
      ---------------------------------------------         --------------------------------------------
      ---------------------------------------------         --------------------------------------------
Index 1M LIBOR    5.530%  6.530%  8.530%  10.530%     Index 1M LIBOR   5.530%  6.530%  8.530%  10.530%
      1YR UST     4.775%  5.775%  7.775%  9.775%            1YR UST    4.775%  5.775%  7.775%   9.775%
      6M CMT      4.849%  5.849%  7.849%  9.849%            6M CMT     4.849%  5.849%  7.849%   9.849%
      6M LIBOR    5.184%  6.184%  8.184%  10.184%           6M LIBOR   5.184%  6.184%  8.184%  10.184%
      ---------------------------------------------         --------------------------------------------
      ---------------------------------------------         --------------------------------------------
      Distribution Base    +100    +300    +500             DistributionBase    +100    +300     +500
Month    Date    18% CPR 14% CPR 12% CPR  6% CPR      Month    Date   18% CPR 14% CPR  12% CPR  6% CPR
-----    ----    ------- ------- -------  ------      -----    ----   ------- -------  -------  ------
  97    4/25/09   8.005   8.218   8.653    9.087       145   4/25/13     -     8.256    8.732   9.221
  98    5/25/09   8.272   8.492   8.943    9.399       146   5/25/13     -     8.533    9.025   9.532
  99    6/25/09   8.006   8.219   8.656    9.097       147   6/25/13     -     8.259    8.736   9.228
 100    7/25/09   8.273   8.493   8.946    9.403       148   7/25/13     -     8.535    9.030   9.539
 101    8/25/09   8.007   8.220   8.658    9.102       149   8/25/13     -     8.260    8.740   9.233
 102    9/25/09   8.007   8.221   8.660    9.104       150   9/25/13     -     8.260    8.741   9.235
 103   10/25/09   8.274   8.495   8.950    9.409       151   10/25/13    -     8.536    9.033   9.545
 104   11/25/09   8.008   8.222   8.662    9.108       152   11/25/13    -     8.261    8.743   9.240
 105   12/25/09   8.275   8.497   8.952    9.414       153   12/25/13    -     8.536    9.035   9.550
 106    1/25/10   8.009   8.223   8.665    9.112       154   1/25/14     -     8.261    8.745   9.244
 107    2/25/10   8.009   8.224   8.666    9.115       155   2/25/14     -     8.262    8.746   9.246
 108    3/25/10   8.868   9.106   9.596   10.094       156   3/25/14     -     9.147    9.684   10.239
 109    4/25/10   8.010   8.225   8.669    9.119       157   4/25/14     -     8.262    8.748   9.250
 110    5/25/10   8.277   8.500   8.959    9.425       158   5/25/14     -     8.538    9.041   9.561
 111    6/25/10   8.011   8.227   8.672    9.124       159   6/25/14     -       -      8.750   9.255
 112    7/25/10   8.278   8.502   8.962    9.430       160   7/25/14     -       -      9.043   9.565
 113    8/25/10   8.012   8.228   8.675    9.128       161   8/25/14     -       -      8.753   9.259
 114    9/25/10   8.012   8.229   8.676    9.131       162   9/25/14     -       -      8.754   9.262
 115   10/25/10   8.280   8.504   8.967    9.437       163   10/25/14    -       -      9.047   9.573
 116   11/25/10   8.013   8.230   8.679    9.135       164   11/25/14    -       -      8.756   9.266
 117   12/25/10   8.281   8.505   8.970    9.442       165   12/25/14    -       -      9.049   9.578
 118    1/25/11   8.014   8.232   8.682    9.140       166   1/25/15     -       -      8.759   9.271
 119    2/25/11   8.015   8.232   8.684    9.143       167   2/25/15     -       -      8.760   9.274
 120    3/25/11   8.874   9.115   9.616   10.125       168   3/25/15     -       -      9.700   10.270
 121    4/25/11   8.016   8.234   8.687    9.148       169   4/25/15     -       -      8.763   9.279
 122    5/25/11   8.284   8.509   8.978    9.456       170   5/25/15     -       -      9.056   9.591
 123    6/25/11   8.017   8.236   8.690    9.153       171   6/25/15     -       -      8.765   9.284
 124    7/25/11   8.285   8.511   8.981    9.461       172   7/25/15     -       -      9.059   9.596
 125    8/25/11   8.018   8.237   8.693    9.159       173   8/25/15     -       -      8.768   9.289
 126    9/25/11   8.019   8.238   8.695    9.161       174   9/25/15     -       -      8.770   9.292
 127   10/25/11     -     8.514   8.987    9.470       175   10/25/15    -       -      9.064   9.605
 128   11/25/11     -     8.240   8.698    9.167       176   11/25/15    -       -      8.773   9.298
 129   12/25/11     -     8.515   8.990    9.475       177   12/25/15    -       -      9.067   9.611
 130    1/25/12     -     8.242   8.702    9.173       178   1/25/16     -       -      8.776   9.303
 131    2/25/12     -     8.242   8.704    9.176       179   2/25/16     -       -      8.778   9.306
 132    3/25/12     -     8.812   9.306    9.812       180   3/25/16     -       -      9.385   9.951
 133    4/25/12     -     8.244   8.707    9.182       181   4/25/16     -       -        -     9.312
 134    5/25/12     -     8.520   9.000    9.491       182   5/25/16     -       -        -     9.626
 135    6/25/12     -     8.246   8.711    9.188       183   6/25/16     -       -        -     9.319
 136    7/25/12     -     8.522   9.004    9.497       184   7/25/16     -       -        -     9.632
 137    8/25/12     -     8.248   8.715    9.194       185   8/25/16     -       -        -     9.325
 138    9/25/12     -     8.249   8.717    9.197       186   9/25/16     -       -        -     9.328
 139   10/25/12     -     8.525   9.010    9.507       187   10/25/16    -       -        -     9.643
 140   11/25/12     -     8.251   8.721    9.204       188   11/25/16    -       -        -     9.335
 141   12/25/12     -     8.527   9.014    9.514       189   12/25/16    -       -        -     9.650
 142    1/25/13     -     8.253   8.725    9.210       190   1/25/17     -       -        -     9.342
 143    2/25/13     -     8.254   8.727    9.214       191   2/25/17     -       -        -     9.345
 144    3/25/13     -     9.140   9.665   10.205       192   3/25/17     -       -        -     10.351
----------------------------------------------------------------------------------------------


_______________________________________________________________________________
BEAR STEARNS                                                            Page 37

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.




THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                     AVAILABLE FUNDS CAP SCHEDULE - Group I (Conforming)

                          Net WAC Cap (%)                                      Net WAC Cap (%)
      ---------------------------------------------         --------------------------------------------
      ---------------------------------------------         --------------------------------------------
Index 1M LIBOR    5.530%  6.530%  8.530%  10.530%     Index 1M LIBOR   5.530%  6.530%  8.530%  10.530%
      1YR UST     4.775%  5.775%  7.775%  9.775%            1YR UST    4.775%  5.775%  7.775%   9.775%
      6M CMT      4.849%  5.849%  7.849%  9.849%            6M CMT     4.849%  5.849%  7.849%   9.849%
      6M LIBOR    5.184%  6.184%  8.184%  10.184%           6M LIBOR   5.184%  6.184%  8.184%  10.184%
      ---------------------------------------------         --------------------------------------------
      ---------------------------------------------         --------------------------------------------
      Distribution Base    +100    +300    +500             DistributionBase    +100    +300     +500
Month    Date    18% CPR 14% CPR 12% CPR  6% CPR      Month    Date   18% CPR 14% CPR  12% CPR  6% CPR
-----    ----    ------- ------- -------  ------      -----    ----   ------- -------  -------  ------
 193    4/25/17     -       -       -      9.353       241   4/25/21     -       -        -     9.610
 194    5/25/17     -       -       -      9.668       242   5/25/21     -       -        -     9.939
 195    6/25/17     -       -       -      9.360       243   6/25/21     -       -        -     9.628
 196    7/25/17     -       -       -      9.676       244   7/25/21     -       -        -     9.958
 197    8/25/17     -       -       -      9.368       245   8/25/21     -       -        -     9.642
 198    9/25/17     -       -       -      9.372       246   9/25/21     -       -        -     9.647
 199   10/25/17     -       -       -      9.688       247   10/25/21    -       -        -     9.974
 200   11/25/17     -       -       -      9.380       248   11/25/21    -       -        -     9.658
 201   12/25/17     -       -       -      9.697       249   12/25/21    -       -        -     9.986
 202    1/25/18     -       -       -      9.388       250   1/25/22     -       -        -     9.669
 203    2/25/18     -       -       -      9.391       251   2/25/22     -       -        -     9.675
 204    3/25/18     -       -       -     10.402       252   3/25/22     -       -        -     10.718
 205    4/25/18     -       -       -      9.399       253   4/25/22     -       -        -     9.687
 206    5/25/18     -       -       -      9.717       254   5/25/22     -       -        -     10.017
 207    6/25/18     -       -       -      9.408       255   6/25/22     -       -        -     9.700
 208    7/25/18     -       -       -      9.726       256   7/25/22     -       -        -     10.030
 209    8/25/18     -       -       -      9.416       257   8/25/22     -       -        -     9.714
 210    9/25/18     -       -       -      9.420       258   9/25/22     -       -        -     9.721
 211   10/25/18     -       -       -      9.739       259   10/25/22    -       -        -     10.052
 212   11/25/18     -       -       -      9.430       260   11/25/22    -       -        -     9.735
 213   12/25/18     -       -       -      9.749       261   12/25/22    -       -        -     10.068
 214    1/25/19     -       -       -      9.439       262   1/25/23     -       -        -     9.751
 215    2/25/19     -       -       -      9.444       263   2/25/23     -       -        -     9.759
 216    3/25/19     -       -       -     10.461       264   3/25/23     -       -        -       -
 217    4/25/19     -       -       -      9.454       265   4/25/23     -       -        -       -
 218    5/25/19     -       -       -      9.774       266   5/25/23     -       -        -       -
 219    6/25/19     -       -       -      9.464       267   6/25/23     -       -        -       -
 220    7/25/19     -       -       -      9.785       268   7/25/23     -       -        -       -
 221    8/25/19     -       -       -      9.475       269   8/25/23     -       -        -       -
 222    9/25/19     -       -       -      9.480       270   9/25/23     -       -        -       -
 223   10/25/19     -       -       -      9.802       271   10/25/23    -       -        -       -
 224   11/25/19     -       -       -      9.491       272   11/25/23    -       -        -       -
 225   12/25/19     -       -       -      9.814       273   12/25/23    -       -        -       -
 226    1/25/20     -       -       -      9.503       274   1/25/24     -       -        -       -
 227    2/25/20     -       -       -      9.509       275   2/25/24     -       -        -       -
 228    3/25/20     -       -       -     10.171       276   3/25/24     -       -        -       -
 229    4/25/20     -       -       -      9.521       277   4/25/24     -       -        -       -
 230    5/25/20     -       -       -      9.845       278   5/25/24     -       -        -       -
 231    6/25/20     -       -       -      9.534       279   6/25/24     -       -        -       -
 232    7/25/20     -       -       -      9.859       280   7/25/24     -       -        -       -
 233    8/25/20     -       -       -      9.548       281   8/25/24     -       -        -       -
 234    9/25/20     -       -       -      9.555       282   9/25/24     -       -        -       -
 235   10/25/20     -       -       -      9.881       283   10/25/24    -       -        -       -
 236   11/25/20     -       -       -      9.570       284   11/25/24    -       -        -       -
 237   12/25/20     -       -       -      9.897       285   12/25/24    -       -        -       -
 238    1/25/21     -       -       -      9.585       286   1/25/25     -       -        -       -
 239    2/25/21     -       -       -      9.593       287   2/25/25     -       -        -       -
 240    3/25/21     -       -       -     10.630       288   3/25/25     -       -        -       -

----------------------------------------------------------------------------------------------

_______________________________________________________________________________
BEAR STEARNS                                                            Page 38

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.




   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------

                   AVAILABLE FUNDS CAP SCHEDULE - Group II (Non-Conforming)

                          Net WAC Cap (%)                                      Net WAC Cap (%)
      ---------------------------------------------         --------------------------------------------
      ---------------------------------------------         --------------------------------------------
Index 1M LIBOR    5.530%  6.530%  8.530%  10.530%     Index 1M LIBOR   5.530%  6.530%  8.530%  10.530%
      1YR UST     4.775%  5.775%  7.775%  9.775%            1YR UST    4.775%  5.775%  7.775%   9.775%
      6M CMT      4.849%  5.849%  7.849%  9.849%            6M CMT     4.849%  5.849%  7.849%   9.849%
      6M LIBOR    5.184%  6.184%  8.184%  10.184%           6M LIBOR   5.184%  6.184%  8.184%  10.184%
      ---------------------------------------------         --------------------------------------------
      ---------------------------------------------         --------------------------------------------
      Distribution Base    +100    +300    +500             DistributionBase    +100    +300     +500
Month    Date    18% CPR 14% CPR 12% CPR  6% CPR      Month    Date   18% CPR 14% CPR  12% CPR  6% CPR
-----    ----    ------- ------- -------  ------      -----    ----   ------- -------  -------  ------
  1     4/25/01   7.554   8.146   9.328   10.511        49   4/25/05   7.614   7.825    8.893   10.157
  2     5/25/01   7.806   8.419   9.643   10.851        50   5/25/05   7.868   8.086    9.191   10.490
  3     6/25/01   7.555   8.150   9.335   10.490        51   6/25/05   7.614   7.826    8.896   10.147
  4     7/25/01   7.807   8.424   9.650   10.828        52   7/25/05   7.868   8.087    9.194   10.480
  5     8/25/01   7.555   8.155   9.342   10.468        53   8/25/05   7.614   7.826    8.899   10.137
  6     9/25/01   7.555   8.158   9.345   10.458        54   9/25/05   7.614   7.826    8.901   10.132
  7    10/25/01   7.920   8.589   9.817   10.952        55   10/25/05  7.845   8.232    9.533   10.799
  8    11/25/01   7.664   8.314   9.504   10.588        56   11/25/05  7.592   7.967    9.227   10.446
  9    12/25/01   7.920   8.594   9.824   10.930        57   12/25/05  7.845   8.232    9.537   10.789
  10    1/25/02   7.665   8.319   9.511   10.567        58   1/25/06   7.592   7.967    9.231   10.436
  11    2/25/02   7.661   8.320   9.519   10.563        59   2/25/06   7.593   7.967    9.232   10.432
  12    3/25/02   8.464   9.210   10.565  11.710        60   3/25/06   8.406   8.821   10.223   11.544
  13    4/25/02   7.645   8.430   9.698   10.718        61   4/25/06   7.593   7.968    8.581   9.952
  14    5/25/02   7.900   8.714   10.024  11.064        62   5/25/06   7.846   8.233    8.868   10.281
  15    6/25/02   7.646   8.435   9.704   10.697        63   6/25/06   7.593   7.968    8.582   9.947
  16    7/25/02   7.901   8.719   10.031  11.043        64   7/25/06   7.846   8.234    8.869   10.275
  17    8/25/02   7.646   8.440   9.711   10.676        65   8/25/06   7.593   7.968    8.583   9.941
  18    9/25/02   7.646   8.443   9.715   10.666        66   9/25/06   7.593   7.968    8.584   9.938
  19   10/25/02   7.901   8.727   10.199  11.168        67   10/25/06  7.846   8.234    9.016   10.602
  20   11/25/02   7.646   8.448   9.874   10.798        68   11/25/06  7.593   7.969    8.725   10.258
  21   12/25/02   7.901   8.732   10.206  11.147        69   12/25/06  7.846   8.235    9.017   10.597
  22    1/25/03   7.611   8.459   9.972   10.897        70   1/25/07   7.593   7.969    8.727   10.253
  23    2/25/03   7.611   8.462   9.976   10.892        71   2/25/07   7.593   7.969    8.727   10.250
  24    3/25/03   8.426   9.371   11.048  12.070        72   3/25/07   8.407   8.823    9.663   11.346
  25    4/25/03   7.611   8.467   10.092  11.045        73   4/25/07   7.594   7.970    8.728   10.245
  26    5/25/03   7.865   8.752   10.432  11.403        74   5/25/07   7.847   8.236    9.020   10.584
  27    6/25/03   7.611   8.472   10.099  11.025        75   6/25/07   7.594   7.970    8.730   10.240
  28    7/25/03   7.865   8.757   10.439  11.427        76   7/25/07   7.847   8.236    9.021   10.579
  29    8/25/03   7.612   8.477   10.106  11.048        77   8/25/07   7.594   7.970    8.731   10.235
  30    9/25/03   7.612   8.479   10.109  11.039        78   9/25/07   7.594   7.971    8.732   10.233
  31   10/25/03   7.866   8.765   10.450  11.555        79   10/25/07  7.847   8.237    9.023   10.617
  32   11/25/03   7.612   8.485   10.116  11.172        80   11/25/07  7.594   7.971    8.733   10.272
  33   12/25/03   7.866   8.770   10.457  11.535        81   12/25/07  7.847   8.237    9.025   10.612
  34    1/25/04   7.612   8.490   10.123  11.169        82   1/25/08   7.594   7.971    8.734   10.267
  35    2/25/04   7.612   8.492   10.127  11.159        83   2/25/08   7.594   7.972    8.735   10.265
  36    3/25/04   8.138   9.081   10.829  11.919        84   3/25/08   8.118   8.522    9.338   10.971
  37    4/25/04   7.613   7.823   8.875   10.218        85   4/25/08   7.594   7.972    8.736   10.261
  38    5/25/04   7.867   8.084   9.173   10.553        86   5/25/08   7.848   8.238    9.028   10.600
  39    6/25/04   7.613   7.823   8.878   10.208        87   6/25/08   7.594   7.973    8.738   10.256
  40    7/25/04   7.867   8.084   9.176   10.542        88   7/25/08   7.848   8.238    9.030   10.596
  41    8/25/04   7.613   7.824   8.881   10.197        89   8/25/08   7.595   7.973    8.739   10.252
  42    9/25/04   7.613   7.824   8.883   10.192        90   9/25/08   7.595   7.973    8.740   10.250
  43   10/25/04   7.867   8.085   9.180   10.527        91   10/25/08  7.848   8.239    9.032   10.590
  44   11/25/04   7.613   7.824   8.886   10.182        92   11/25/08  7.595   7.974    8.741   10.246
  45   12/25/04   7.867   8.085   9.183   10.516        93   12/25/08  7.848   8.240    9.033   10.585
  46    1/25/05   7.614   7.825   8.889   10.172        94   1/25/09   7.595   7.974    8.743   10.242
  47    2/25/05   7.614   7.825   8.890   10.167        95   2/25/09   7.595   7.974    8.743   10.240
  48    3/25/05   8.429   8.663   9.844   11.251        96   3/25/09   8.409   8.829    9.681   11.335
----------------------------------------------------------------------------------------------

_______________________________________________________________________________
BEAR STEARNS                                                            Page 39

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------

                   AVAILABLE FUNDS CAP SCHEDULE - Group II (Non-Conforming)

                          Net WAC Cap (%)                                      Net WAC Cap (%)
      ---------------------------------------------         --------------------------------------------
      ---------------------------------------------         --------------------------------------------
Index 1M LIBOR    5.530%  6.530%  8.530%  10.530%     Index 1M LIBOR   5.530%  6.530%  8.530%  10.530%
      1YR UST     4.775%  5.775%  7.775%  9.775%            1YR UST    4.775%  5.775%  7.775%   9.775%
      6M CMT      4.849%  5.849%  7.849%  9.849%            6M CMT     4.849%  5.849%  7.849%   9.849%
      6M LIBOR    5.184%  6.184%  8.184%  10.184%           6M LIBOR   5.184%  6.184%  8.184%  10.184%
      ---------------------------------------------         --------------------------------------------
      ---------------------------------------------         --------------------------------------------
      Distribution Base    +100    +300    +500             DistributionBase    +100    +300     +500
Month    Date    18% CPR 14% CPR 12% CPR  6% CPR      Month    Date   18% CPR 14% CPR  12% CPR  6% CPR
-----    ----    ------- ------- -------  ------      -----    ----   ------- -------  -------  ------
  97    4/25/09   7.595   7.975   8.745    9.426       145   4/25/13     -     7.989    8.791   9.514
  98    5/25/09   7.848   8.241   9.037    9.742       146   5/25/13     -     8.255    9.085   9.832
  99    6/25/09   7.595   7.975   8.747    9.429       147   6/25/13     -     7.988    8.792   9.516
 100    7/25/09   7.849   8.241   9.039    9.745       148   7/25/13     -     8.255    9.085   9.835
 101    8/25/09   7.595   7.976   8.748    9.432       149   8/25/13     -     7.988    8.793   9.519
 102    9/25/09   7.596   7.976   8.749    9.433       150   9/25/13     -     7.988    8.793   9.520
 103   10/25/09   7.849   8.242   9.041    9.750       151   10/25/13    -     8.254    9.087   9.839
 104   11/25/09   7.596   7.976   8.750    9.437       152   11/25/13    -     7.988    8.794   9.523
 105   12/25/09   7.849   8.243   9.043    9.753       153   12/25/13    -     8.254    9.088   9.841
 106    1/25/10   7.596   7.977   8.752    9.440       154   1/25/14     -     7.988    8.795   9.525
 107    2/25/10   7.596   7.977   8.753    9.441       155   2/25/14     -     7.988    8.795   9.526
 108    3/25/10   8.410   8.832   9.692   10.455       156   3/25/14     -     8.844    9.738   10.549
 109    4/25/10   7.596   7.978   8.755    9.445       157   4/25/14     -     7.988    8.796   9.529
 110    5/25/10   7.849   8.244   9.047    9.761       158   5/25/14     -     8.254    9.090   9.848
 111    6/25/10   7.596   7.978   8.756    9.448       159   6/25/14     -       -      8.797   9.532
 112    7/25/10   7.849   8.244   9.049    9.764       160   7/25/14     -       -      9.091   9.851
 113    8/25/10   7.596   7.979   8.758    9.451       161   8/25/14     -       -      8.798   9.534
 114    9/25/10   7.596   7.979   8.759    9.453       162   9/25/14     -       -      8.799   9.536
 115   10/25/10   7.850   8.245   9.052    9.770       163   10/25/14    -       -      9.092   9.855
 116   11/25/10   7.596   7.980   8.761    9.456       164   11/25/14    -       -      8.800   9.539
 117   12/25/10   7.850   8.246   9.054    9.773       165   12/25/14    -       -      9.093   9.858
 118    1/25/11   7.597   7.980   8.763    9.460       166   1/25/15     -       -      8.801   9.542
 119    2/25/11   7.597   7.980   8.764    9.462       167   2/25/15     -       -      8.801   9.543
 120    3/25/11   8.411   8.836   9.704   10.477       168   3/25/15     -       -      9.745   10.567
 121    4/25/11   7.597   7.981   8.765    9.465       169   4/25/15     -       -      8.802   9.546
 122    5/25/11   7.850   8.247   9.059    9.783       170   5/25/15     -       -      9.096   9.866
 123    6/25/11   7.597   7.981   8.767    9.469       171   6/25/15     -       -      8.803   9.549
 124    7/25/11   7.851   8.248   9.061    9.786       172   7/25/15     -       -      9.097   9.869
 125    8/25/11   7.597   7.982   8.769    9.473       173   8/25/15     -       -      8.804   9.552
 126    9/25/11   7.598   7.982   8.770    9.474       174   9/25/15     -       -      8.805   9.553
 127   10/25/11     -     8.249   9.064    9.792       175   10/25/15    -       -      9.099   9.874
 128   11/25/11     -     7.983   8.772    9.478       176   11/25/15    -       -      8.806   9.557
 129   12/25/11     -     8.249   9.066    9.796       177   12/25/15    -       -      9.100   9.877
 130    1/25/12     -     7.984   8.774    9.482       178   1/25/16     -       -      8.807   9.560
 131    2/25/12     -     7.984   8.775    9.484       179   2/25/16     -       -      8.808   9.561
 132    3/25/12     -     8.535   9.382   10.140       180   3/25/16     -       -      9.416   10.223
 133    4/25/12     -     7.985   8.777    9.488       181   4/25/16     -       -        -     9.565
 134    5/25/12     -     8.251   9.071    9.806       182   5/25/16     -       -        -     9.885
 135    6/25/12     -     7.985   8.780    9.492       183   6/25/16     -       -        -     9.568
 136    7/25/12     -     8.252   9.073    9.811       184   7/25/16     -       -        -     9.889
 137    8/25/12     -     7.986   8.782    9.496       185   8/25/16     -       -        -     9.571
 138    9/25/12     -     7.986   8.783    9.499       186   9/25/16     -       -        -     9.573
 139   10/25/12     -     8.253   9.077    9.817       187   10/25/16    -       -        -     9.894
 140   11/25/12     -     7.987   8.785    9.503       188   11/25/16    -       -        -     9.577
 141   12/25/12     -     8.253   9.079    9.822       189   12/25/16    -       -        -     9.898
 142    1/25/13     -     7.988   8.788    9.507       190   1/25/17     -       -        -     9.580
 143    2/25/13     -     7.988   8.789    9.509       191   2/25/17     -       -        -     9.582
 144    3/25/13     -     8.844   9.732   10.531       192   3/25/17     -       -        -     10.611
----------------------------------------------------------------------------------------------

_______________________________________________________________________________
BEAR STEARNS                                                            Page 40

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------

                   AVAILABLE FUNDS CAP SCHEDULE - Group II (Non-Conforming)

                          Net WAC Cap (%)                                      Net WAC Cap (%)
      ---------------------------------------------         --------------------------------------------
      ---------------------------------------------         --------------------------------------------
Index 1M LIBOR    5.530%  6.530%  8.530%  10.530%     Index 1M LIBOR   5.530%  6.530%  8.530%  10.530%
      1YR UST     4.775%  5.775%  7.775%  9.775%            1YR UST    4.775%  5.775%  7.775%   9.775%
      6M CMT      4.849%  5.849%  7.849%  9.849%            6M CMT     4.849%  5.849%  7.849%   9.849%
      6M LIBOR    5.184%  6.184%  8.184%  10.184%           6M LIBOR   5.184%  6.184%  8.184%  10.184%
      ---------------------------------------------         --------------------------------------------
      ---------------------------------------------         --------------------------------------------
      Distribution Base    +100    +300    +500             DistributionBase    +100    +300     +500
Month    Date    18% CPR 14% CPR 12% CPR  6% CPR      Month    Date   18% CPR 14% CPR  12% CPR  6% CPR
-----    ----    ------- ------- -------  ------      -----    ----   ------- -------  -------  ------
 193    4/25/17     -       -       -      9.586       241   4/25/21     -       -        -     9.706
 194    5/25/17     -       -       -      9.907       242   5/25/21     -       -        -     10.033
 195    6/25/17     -       -       -      9.590       243   6/25/21     -       -        -     9.712
 196    7/25/17     -       -       -      9.911       244   7/25/21     -       -        -     10.040
 197    8/25/17     -       -       -      9.594       245   8/25/21     -       -        -     9.719
 198    9/25/17     -       -       -      9.595       246   9/25/21     -       -        -     9.723
 199   10/25/17     -       -       -      9.917       247   10/25/21    -       -        -     10.051
 200   11/25/17     -       -       -      9.599       248   11/25/21    -       -        -     9.730
 201   12/25/17     -       -       -      9.922       249   12/25/21    -       -        -     10.059
 202    1/25/18     -       -       -      9.604       250   1/25/22     -       -        -     9.738
 203    2/25/18     -       -       -      9.606       251   2/25/22     -       -        -     9.742
 204    3/25/18     -       -       -     10.637       252   3/25/22     -       -        -     10.790
 205    4/25/18     -       -       -      9.610       253   4/25/22     -       -        -     9.750
 206    5/25/18     -       -       -      9.932       254   5/25/22     -       -        -     10.079
 207    6/25/18     -       -       -      9.614       255   6/25/22     -       -        -     9.759
 208    7/25/18     -       -       -      9.937       256   7/25/22     -       -        -     10.088
 209    8/25/18     -       -       -      9.619       257   8/25/22     -       -        -     9.768
 210    9/25/18     -       -       -      9.621       258   9/25/22     -       -        -     9.772
 211   10/25/18     -       -       -      9.944       259   10/25/22    -       -        -     10.103
 212   11/25/18     -       -       -      9.626       260   11/25/22    -       -        -     9.782
 213   12/25/18     -       -       -      9.949       261   12/25/22    -       -        -     10.113
 214    1/25/19     -       -       -      9.630       262   1/25/23     -       -        -     9.792
 215    2/25/19     -       -       -      9.633       263   2/25/23     -       -        -     9.793
 216    3/25/19     -       -       -     10.667       264   3/25/23     -       -        -       -
 217    4/25/19     -       -       -      9.638       265   4/25/23     -       -        -       -
 218    5/25/19     -       -       -      9.961       266   5/25/23     -       -        -       -
 219    6/25/19     -       -       -      9.643       267   6/25/23     -       -        -       -
 220    7/25/19     -       -       -      9.967       268   7/25/23     -       -        -       -
 221    8/25/19     -       -       -      9.648       269   8/25/23     -       -        -       -
 222    9/25/19     -       -       -      9.650       270   9/25/23     -       -        -       -
 223   10/25/19     -       -       -      9.975       271   10/25/23    -       -        -       -
 224   11/25/19     -       -       -      9.655       272   11/25/23    -       -        -       -
 225   12/25/19     -       -       -      9.980       273   12/25/23    -       -        -       -
 226    1/25/20     -       -       -      9.661       274   1/25/24     -       -        -       -
 227    2/25/20     -       -       -      9.663       275   2/25/24     -       -        -       -
 228    3/25/20     -       -       -     10.333       276   3/25/24     -       -        -       -
 229    4/25/20     -       -       -      9.669       277   4/25/24     -       -        -       -
 230    5/25/20     -       -       -      9.994       278   5/25/24     -       -        -       -
 231    6/25/20     -       -       -      9.675       279   6/25/24     -       -        -       -
 232    7/25/20     -       -       -     10.000       280   7/25/24     -       -        -       -
 233    8/25/20     -       -       -      9.680       281   8/25/24     -       -        -       -
 234    9/25/20     -       -       -      9.683       282   9/25/24     -       -        -       -
 235   10/25/20     -       -       -     10.009       283   10/25/24    -       -        -       -
 236   11/25/20     -       -       -      9.689       284   11/25/24    -       -        -       -
 237   12/25/20     -       -       -     10.016       285   12/25/24    -       -        -       -
 238    1/25/21     -       -       -      9.696       286   1/25/25     -       -        -       -
 239    2/25/21     -       -       -      9.699       287   2/25/25     -       -        -       -
 240    3/25/21     -       -       -     10.742       288   3/25/25     -       -        -       -




_______________________________________________________________________________
BEAR STEARNS                                                            Page 41

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                               SENSITIVITY TABLES




Class A-1 (to call)
-----------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption          0%        50%        75%       100%      125%       150%
-----------------------------------------------------------------------------------------------------
                                                                     ---------------------
Average Life (years)                     16.22       7.25       5.28       4.07      3.28       2.72
Modified Duration (years)                 9.47       5.18       4.06       3.30      2.75       2.34
First Principal Payment             04/25/2001 04/25/2001 04/25/2001 04/25/2001 04/25/200104/25/2001
Last Principal Payment              09/25/2027 03/25/2019 09/25/2014 09/25/2011 09/25/200903/25/2008
Principal Lockout (months)                   0          0          0          0         0          0
Principal Window (months)                  318        216        162        126       102         84
Illustrative Yield @ Par (30/360)        5.97%      5.97%      5.97%      5.97%     5.97%      5.97%
-----------------------------------------------------------------------------------------------------
                                                          -----------

Class A-2 (to call)
-----------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption          0%        50%        75%       100%      125%       150%
-----------------------------------------------------------------------------------------------------
                                                                                ----------
Average Life (years)                     18.23       7.65       5.51       4.23      3.40       2.82
Modified Duration (years)                10.21       5.41       4.21       3.41      2.84       2.41
First Principal Payment             04/25/2001 04/25/2001 04/25/2001 04/25/2001 04/25/200104/25/2001
Last Principal Payment              09/25/2027 03/25/2019 09/25/2014 09/25/2011 09/25/200903/25/2008
Principal Lockout (months)                   0          0          0          0         0          0
Principal Window (months)                  318        216        162        126       102         84
Illustrative Yield @ Par (30/360)        5.97%      5.97%      5.97%      5.97%     5.97%      5.97%
-----------------------------------------------------------------------------------------------------


BEAR STEARNS                                                            Page 42

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                               SENSITIVITY TABLES


Class A-1 (to maturity)
-----------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption          0%        50%        75%       100%      125%       150%
-----------------------------------------------------------------------------------------------------
                                                                     ---------------------
Average Life (years)                     16.28       7.52       5.59       4.36      3.52       2.92
Modified Duration (years)                 9.48       5.27       4.18       3.43      2.87       2.46
First Principal Payment             04/25/2001 04/25/2001 04/25/2001 04/25/2001 04/25/200104/25/2001
Last Principal Payment              06/25/2030 01/25/2027 09/25/2024 03/25/2021 01/25/201805/25/2015
Principal Lockout (months)                   0          0          0          0         0          0
Principal Window (months)                  351        310        282        240       202        170
Illustrative Yield @ Par (30/360)        5.97%      5.97%      5.98%      5.98%     5.98%      5.99%
-----------------------------------------------------------------------------------------------------

Class A-2 (to maturity)
-----------------------------------------------------------------------------------------------------
% of Pricing Prepayment Assumption          0%        50%        75%       100%      125%       150%
-----------------------------------------------------------------------------------------------------
                                                                     ---------------------
Average Life (years)                     18.50       8.12       5.98       4.63      3.73       3.09
Modified Duration (years)                10.26       5.54       4.39       3.59      3.01       2.57
First Principal Payment             04/25/2001 04/25/2001 04/25/2001 04/25/2001 04/25/200104/25/2001
Last Principal Payment              09/25/2030 10/25/2028 04/25/2026 12/25/2022 07/25/201909/25/2016
Principal Lockout (months)                   0          0          0          0         0          0
Principal Window (months)                  354        331        301        261       220        186
Illustrative Yield @ Par (30/360)        5.97%      5.98%      5.98%      5.98%     5.99%      5.99%
-----------------------------------------------------------------------------------------------------



BEAR STEARNS                                                            Page 43

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************